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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Edwards Lifesciences Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 7, 2004

To our Stockholders:

        The Board of Directors joins me in inviting you to attend the 2004 Annual Meeting of Stockholders. The meeting will be held at our corporate headquarters located at One Edwards Way, Irvine, California, on Wednesday, May 12, 2004, commencing at 10:00 a.m., Pacific Daylight Time. Registration will begin at 9:00 a.m. and refreshments will be provided.

        Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Stockholders also may access the Notice of Annual Meeting of Stockholders and the Proxy Statement via the Internet at www.edwards.com.

        At the meeting, in addition to discussing matters described in the Proxy Statement, I will report on our year 2003 achievements and discuss our plans for continued growth and success.

        We look forward to seeing you at the upcoming Annual Meeting of Stockholders.

Sincerely,

Michael A. Mussallem
 Chairman of the Board and
Chief Executive Officer

Edwards Lifesciences Corporation
One Edwards Way
Irvine, CA USA 92614
Phone: 949.250.2500 www.edwards.com

Edwards Lifesciences Corporation
One Edwards Way
Irvine, California 92614
949.250.2500

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 12, 2004

To the Stockholders of

EDWARDS LIFESCIENCES CORPORATION

        The 2004 Annual Meeting of Stockholders of Edwards Lifesciences Corporation, a Delaware corporation (the "Company"), will be held at the corporate headquarters of the Company, located at One Edwards Way, Irvine, California 92614 on Wednesday, May 12, 2004, at 10:00 a.m., Pacific Daylight Time, for the following purposes:

  1.
  To elect two directors to hold office for three years;

  2.
  To amend and restate the Company's Nonemployee Directors and Consultants Stock Incentive Program, including an increase in the number of shares of common stock of the Company authorized under the Program from 300,000 to 600,000 shares;

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal year 2004; and

  4.
  To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

        The Board of Directors has fixed the close of business on March 19, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders.

        Your attention is directed to the accompanying Proxy Statement. Whether or not you plan to attend the meeting in person, please vote your shares by either (1) completing, signing, dating and returning the enclosed proxy card in the enclosed, postage-prepaid envelope, (2) calling the toll-free number listed on the proxy card or (3) accessing the Internet as indicated on the proxy card. If you attend the meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.

By Order of the Board of Directors,

Bruce P. Garren Corporate Vice President, General Counsel and Secretary

April 7, 2004

EDWARDS LIFESCIENCES CORPORATION

PROXY STATEMENT FOR THE
2004 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Edwards Lifesciences Corporation, a Delaware corporation (the "Company"), for use at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Pacific Daylight Time, on May 12, 2004, at the corporate headquarters of the Company, located at One Edwards Way, Irvine, California 92614.

        The Board of Directors has fixed the close of business on March 19, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On March 19, 2004, the Company had outstanding 59,938,357 shares of common stock. A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of ten days prior to and including the date of the meeting, at the offices of the Company located at One Edwards Way, Irvine, California 92614.

        Whether or not you plan to attend the Annual Meeting, please vote in one of the following three ways:

  •
  complete, sign, date and mail your proxy card in the enclosed, postage-prepaid envelope;

  •
  call the toll-free number listed on the proxy card; or

  •
  access the Internet as indicated on the proxy card.

        The proxy holders appointed by the Company will vote your shares according to your instructions. If you return a properly signed and dated proxy card, but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board of Directors as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter properly presented at the Annual Meeting.

        You may revoke your proxy at any time before it is voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, by subsequently voting by telephone or via the Internet, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy.

        These proxy materials are first being sent to stockholders on or about April 7, 2004.

Voting Information

        The presence at the Annual Meeting, in person or by proxy, of holders of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum to transact business at the Annual Meeting. Broker non-votes and abstentions are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

        Each stockholder is entitled to one vote per share on each proposal to be voted upon at the meeting. Directors are elected by a plurality of the votes cast, in person or by proxy, which means that the two nominees with the most votes will be elected. Broker non-votes and abstentions (or instructions to "withhold authority" as to the election of any director nominees) will not affect the outcome of the election of directors.

        The affirmative vote by holders of a majority of shares of common stock present at the Annual Meeting, in person or by proxy and entitled to vote on the applicable proposal, is necessary to approve the proposal to amend and restate the Company's Nonemployee Directors and Consultants Stock Incentive Program and to approve the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal year 2004. With respect to each of these proposals, abstentions will have the effect of votes against the proposal. Broker non-votes with respect to either of these proposals, however, will not be considered as present and entitled to vote on that proposal.

        A stockholder may revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering written notice or revocation to the Secretary of the Company, by submitting a subsequently dated proxy, by subsequently voting by telephone or via the Internet, or by attending the Annual Meeting and voting in person. If no direction is made on a properly signed and dated proxy card, the stockholder's shares will be voted FOR the election of the named director nominees, FOR the approval of the amendment and restatement of the Company's Nonemployee Directors and Consultants Stock Incentive Program and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal year 2004. With respect to any other matter properly presented at the Annual Meeting, the proxy card gives authority to the proxy holders to vote the stockholder's shares in their discretion.

Proxy Solicitation Costs

        Your proxy is solicited by the Board of Directors and its agents and the cost of solicitation will be paid by the Company. Officers, directors and regular employees of the Company, acting on its behalf, also may solicit proxies by mail, telephone, facsimile transmission or personal interview. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons.

        In addition, the Company has retained Georgeson Shareholder Communications Inc. to assist with the distribution and solicitation of proxies for a fee of $10,000, plus expenses for these services.

Deadline for Receipt of Stockholder Proposals for the 2005 Annual Meeting

        In order for a stockholder proposal to be eligible for inclusion in the Company's Proxy Statement for the 2005 Annual Meeting of Stockholders, the written proposal must be received by the Secretary of the Company at the Company's offices no later than December 8, 2004. The proposal must comply with the requirements of the proxy rules established by the Securities and Exchange Commission (the "SEC").

        If a stockholder intends to nominate a person for election as a director at the 2005 Annual Meeting of Stockholders or submit a proposal for consideration at the 2005 Annual Meeting of Stockholders, without regard to whether the nomination or proposal is eligible for inclusion in the Company's Proxy Statement, the deadline for submitting the nomination or proposal depends on the date of the 2005 Annual Meeting. If the date of the 2005 Annual Meeting is within 30 days of the anniversary date of the 2004 Annual Meeting of Stockholders, then the stockholder nomination or proposal must be submitted in writing and received by the Secretary of the Company no earlier than February 1, 2005 and no later than February 26, 2005. If, however, the date of the 2005 Annual Meeting is more than 30 days before or after May 12, 2005, then the stockholder nomination or proposal must be submitted in writing and received by the Secretary of the Company not later than the close of business on the 10th day following the day on which the notice of the date of the 2005 Annual Meeting is mailed or public disclosure of the date of the 2005 Annual Meeting is made, whichever occurs first. The Company's bylaws require that a stockholder must provide specified information concerning the nominee or proposal, as applicable, and information regarding the stockholder's ownership of the Company's common stock. Nominations and proposals not meeting the requirements set forth in the Company's bylaws will not be entertained at the 2005 Annual Meeting. Stockholders should contact the Secretary of the Company in writing at One Edwards Way, Irvine, California 92614 to obtain additional information as to the proper form and content of stockholder nominations or proposals. The Company did not receive any stockholder nominations or proposals for consideration at the 2004 Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

        The business of the Company is managed under the direction of the Board of Directors. The Board of Directors is presently comprised of six directors, divided into three classes. Five of the six directors have been determined to be independent under the rules of the New York Stock Exchange (the "NYSE"). Please see the section titled "Director Independence" below for more information. At the Annual Meeting, two directors will be elected to serve until the annual meeting in 2007, or until their successors are elected and qualified. The nominees for election as directors are identified below. Both nominees standing for election have indicated a willingness to serve if elected. However, if either nominee becomes unable to serve before the election, the shares represented by proxy may be voted for a substitute designated by the Board of Directors.

Nominees

        The following persons, if elected at the Annual Meeting, will serve as directors until the annual meeting in 2007, or until their successors are elected and qualified.

CLASS I DIRECTORS—TERM SCHEDULED TO EXPIRE IN 2007

        Robert A. Ingram, age 61. Mr. Ingram has been a director since February 2003. He currently serves as Vice Chairman of Pharmaceutical Operations, GlaxoSmithKline plc, a corporation involved in the research, development, manufacturing and sale of pharmaceuticals. Mr. Ingram served as the Chief Operating Officer and President of Pharmaceutical Operations, GlaxoSmithKline plc from January 2001 until his retirement in December 2002. Prior to that, he was Chief Executive Officer of Glaxo Wellcome plc from 1997 to 2000, and Chairman of Glaxo Wellcome Inc., Glaxo Wellcome plc's United States subsidiary, from January 1999 to December 2000. From 1997 to 1999, Mr. Ingram served as Chairman and President of Glaxo Wellcome plc. Mr. Ingram is also a director of Wachovia Corporation, Nortel Networks Corporation, Lowe's Companies, Inc., Molson Inc., Misys plc, OSI Pharmaceuticals, Inc. and Valeant Pharmaceuticals International. In addition, he is Chairman of the Board of the American Cancer Society Foundation and the CEO Roundtable on Cancer, and is a director of Project Hope.

        Vernon R. Loucks Jr., age 69. Mr. Loucks has been a director of the Company since 2000. Mr. Loucks has been the chairman of The Aethena Group, LLC since 2001. He served as a director of Baxter International Inc. from 1975 through December 1999, including Chairman of the Board since 1987. Mr. Loucks was Chief Executive Officer of Baxter from 1980 through 1998 and was first elected as an officer of Baxter in 1975. He is also a director of Affymetrix Inc., Anheuser-Busch Companies, Inc., Emerson Electric Co., Genome Therapeutics Corp., Pain Therapeutics, Inc. and Segway LLC, and is a trustee of The Lawrenceville School.

        The Board of Directors of the Company recommends votes FOR the election of both of the nominees for director.

Other Directors

        The following persons are currently directors of the Company whose terms will continue after the Annual Meeting.

CLASS II DIRECTORS—TERM SCHEDULED TO EXPIRE IN 2005

        Philip M. Neal, age 63. Mr. Neal has been a director of the Company since 2000. Mr. Neal is Chairman of the Board and Chief Executive Officer of Avery Dennison Corporation, a Fortune 500 company that manufactures and markets a wide range of products for consumer and industrial markets, including Avery-brand office supplies and Fasson-brand self-adhesive materials. Mr. Neal joined Avery Dennison in 1974, and served as President and Chief Operating Officer from 1990 to 1998. He was elected Chief Executive Officer in 1998 and appointed Chairman in 2000. In addition to being a director of Avery Dennison Corporation, Mr. Neal serves as a director of the Los Angeles Music Center, a trustee of Pomona College and the California Institute of Technology, and a member of the Board of Governors of Town Hall of California, California Business Roundtable and the Los Angeles Business Advisors.

        David E.I. Pyott, age 50. Mr. Pyott has been a director of the Company since 2000. Mr. Pyott is Chairman of the Board, Chief Executive Officer and President of Allergan, Inc., a global company that provides ophthalmology, dermatology and neuromodulator products worldwide. Prior to joining Allergan in 1998, he was a division president and a member of the executive committee of Novartis AG, and before 1996 he held various positions with Sandoz International AG and Sandoz Nutrition Corporation. In addition to being a director of Allergan, Inc., he is a member of the board of directors of Avery Dennison Corporation and the California Healthcare Institute. He also serves on the Executive Committee and the board of directors of Pharmaceutical Research & Manufacturers of America and is on the Directors' Board of the University of California (Irvine) Graduate School of Management.

CLASS III DIRECTORS—TERM SCHEDULED TO EXPIRE IN 2006

        Michael A. Mussallem, age 51. Mr. Mussallem has been a director of the Company since 2000. Mr. Mussallem is Chairman of the Board and Chief Executive Officer of the Company. He joined Baxter International Inc. in 1979 and was the Group Vice President of its CardioVascular business from 1994 to 2000 and Group Vice President of Baxter's Biopharmaceutical business from 1998 to 2000. During his tenure at Baxter, Mr. Mussallem held a variety of positions with increasing responsibility in engineering, product development and senior management. He was appointed General Manager of Access Products in 1984, Vice President and General Manager of Pharmaceuticals in 1986, President of the Perfusion Products business in 1989 and President of the Critical Care business in 1993. In 1994, Mr. Mussallem was named Group Vice President for Baxter's Surgical Group. From 1996 until 1998, he was the Chairman of Baxter's Asia Board overseeing Baxter's operations throughout Asia. Mr. Mussallem received his Bachelor of Science degree in chemical engineering from Rose-Hulman Institute of Technology and was conferred an honorary doctorate by his alma mater in 1999. Mr. Mussallem is also a director of the Advanced Medical Technology Association (AdvaMed) and Advanced Medical Optics, Inc. and chairman of the California Healthcare Institute.

        Mike R. Bowlin, age 61. Mr. Bowlin has been a director of the Company since 2000. Mr. Bowlin served as Chairman of the Board of Atlantic Richfield Company from 1995 to 2000. He also served as its President from 1993 to 1998, and as its Chief Executive Officer from 1994 to 2000. Atlantic Richfield Company and its subsidiaries, which merged with BP Amoco in 2000, were engaged in the worldwide exploration, development, production, transportation and refining of petroleum and natural gas. Mr. Bowlin also is a director of FMC Technologies, Inc. and the University of North Texas Foundation, and is a member of the M.D. Anderson Cancer Center Board of Visitors.

Director Independence

        Under the recently adopted corporate governance rules of the NYSE, a majority of the members of the Company's Board of Directors must satisfy the NYSE criteria for "independence." No director qualifies under the NYSE rules unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board of Directors has determined that all of the members of the Board, other than Mr. Mussallem, are independent under the NYSE rules. In making its determinations, the Board of Directors considered that Mr. Loucks served from 1980 to 1998 as the Chief Executive Officer of Baxter International Inc., the former parent of the Company and that while the Company was part of Baxter, Mr. Mussallem reported indirectly to Mr. Loucks.

Meetings of Non-management Directors

        Non-management directors meet regularly in executive sessions without management. Executive sessions are held in conjunction with each regularly scheduled meeting of the Board of Directors. Mr. Pyott is the presiding director over all executive sessions of the Board of Directors.

Communications with the Board

        Any shareholder who desires to contact any member of the Board of Directors, including non-management members of the Board, may write to any member of the Board at: Board of Directors, Edwards Lifesciences Corporation, One Edwards Way, Irvine, California 92614. Communications will be received by the Company's Secretary and distributed to the appropriate member of the Board depending on the facts and circumstances described in the communication.

Meetings

        During the year ended December 31, 2003, the Company's Board of Directors held eight meetings. Each incumbent director attended at least 75% of the meetings of the Board of Directors and any applicable committee held during the period of his tenure in 2003.

        The Company encourages, but does not require, its directors to attend the annual meeting of stockholders. Last year, five out of six of our directors attended the annual meeting of stockholders.

Committees

        To facilitate independent director review, and to make the most effective use of the directors' time and capabilities, the Company has established an Audit and Public Policy Committee (the "Audit Committee") and a Compensation and Governance Committee (the "Compensation Committee"). The Compensation Committee is responsible for matters relating to the nomination of directors. The Board of Directors is permitted to establish other committees from time to time as it deems appropriate.

Audit and Public Policy Committee

        The Audit Committee is composed of three directors, each of whom must be independent and financially literate as these terms are defined under the rules of the NYSE. The Board of Directors has determined that each of the members of the Audit Committee is "independent" and "financially literate" under the rules of the NYSE and that Philip M. Neal is an "audit committee financial expert" under the rules of the SEC.

        The responsibilities of the Audit Committee are included in its written charter, which is attached as Appendix A to this Proxy Statement. The Audit Committee appoints, retains, terminates, determines compensation for and oversees the independent auditors, reviews the scope of the audit by the independent auditors and inquires into the effectiveness of the Company's accounting and internal control functions. The Audit Committee also assists the Board of Directors in establishing and monitoring compliance with the ethical business practice standards of the Company.

        The Audit Committee held ten meetings in 2003. The current members of the Audit Committee are: Philip M. Neal (Chairperson), Robert A. Ingram and David E.I. Pyott.

Compensation and Governance Committee

        The Compensation Committee is composed of three directors, each of whom must be independent as that term is defined under the rules of the NYSE. The Board of Directors has determined that each of the members of the Compensation Committee is "independent" under the rules of the NYSE. Each of the members of this committee is also a "nonemployee director" as that term is defined under Rule 16b-3 of the Securities and Exchange Act of 1934 and an "outside director" as that term is defined in Treasury Regulation § 1.162-27(3).

        The responsibilities of the Compensation Committee are included in its written charter, which is posted under the "Investor Information" section of the Company's website (www.edwards.com).

        The Compensation Committee determines the compensation of executive officers and outside directors, exercises authority of the Board of Directors concerning employee benefit plans and advises the Board of Directors on other compensation and employee benefit matters. The Compensation Committee also advises the Board of Directors on board committee structure and membership and corporate governance matters.

        In addition, the Compensation Committee makes recommendations to the Board of Directors regarding candidates for election as directors of the Company. The Compensation Committee maintains formal criteria for selecting director nominees who will best serve the interests of the Company and its stockholders. The criteria used for selecting Director nominees are included as Appendix B to this Proxy Statement. In addition to these minimum requirements, the Compensation Committee will also evaluate whether the candidate's skills and experience are complementary to the existing Board members' skills and experience as well as the need of the Board of Directors for operational, management, financial, international, technological or other expertise. The members of the Compensation Committee interview candidates that meet the criteria and the Compensation Committee selects nominees that it believes best suit the needs of the Board of Directors. From time to time, the Compensation Committee may engage the services of an executive search firm to assist the Compensation Committee in identifying and evaluating candidates for the Board of Directors.

        The Compensation Committee will consider qualified candidates for director nominees suggested by our stockholders. Stockholders can suggest qualified candidates for director nominees by writing to the Company's Secretary at One Edwards Way, Irvine, California 92614. Submissions that are received that meet the criteria described above are forwarded to the Compensation Committee for further review and consideration. The Compensation Committee does not intend to evaluate candidates proposed by stockholders any differently than other candidates.

        The Compensation Committee held four meetings in 2003. Members of the Compensation Committee are: Mike R. Bowlin (Chairperson), Vernon R. Loucks Jr. and David E.I. Pyott.

Compensation of Directors

        Cash compensation of nonemployee directors consists of a $20,000 annual retainer. Committee members receive an additional annual retainer of $2,000 per committee and the Chairpersons of the Audit Committee and the Compensation Committee receive an additional annual retainer of $12,000 and $8,000, respectively. For the periods prior to July 1, 2003, Committee Chairpersons received an annual retainer of $5,000 and directors were not compensated separately for their committee memberships.

        In addition, to align the directors' interests more closely with the interest of the Company's stockholders, in the past each nonemployee director annually has received an option to purchase 10,000 shares of common stock under the Company's Nonemployee Directors and Consultants Stock Incentive Program (the "Nonemployee Directors Program"). The annual options are granted on the day after the Company's annual meeting and become exercisable 50% per year over two years measured from the grant date. The exercise price of these options is the fair market value of the common stock on the grant date, as fair market value is defined in the Nonemployee Directors Program.

        In lieu of all or part of a director's annual cash retainer, the director may elect to receive an option to purchase shares of common stock under the Nonemployee Directors Program. If a director makes a timely election, the option is granted on the date the cash retainer would otherwise have been paid and the number of shares subject to the option is equal to four times the number of shares that could have been purchased on the grant date with the amount of the director's cash retainer foregone to receive the option. The option is exercisable in full on the grant date and the exercise price per share is the fair market value per share of the common stock on the date of grant, as fair market value is defined in the Nonemployee Directors Program.

        Upon a director's initial election to the Board, the director receives an initial grant of 5,000 shares of restricted common stock, which shares vest 50% per year over two years measured from the grant date. Mr. Ingram received an issuance of 5,000 shares of restricted common stock upon his appointment to the Board on February 20, 2003.

        On May 14, 2003, the Board of Directors amended the Nonemployee Directors Program to provide that, effective after April 30, 2004 and subject to the discretion of the Compensation Committee, each nonemployee Board member would receive, in lieu of the annual grant described above, an annual grant of an option for a number of shares equal to the sum of (A) 7,500 shares plus (B) 250 shares for each full percentage point that the rate of return on the Company's common stock for the fiscal year prior to the option grant date exceeds the rate of return on the Morgan Stanley Health Care Products Index during the same period, up to a maximum of 12,500 shares under each annual option grant.

        See Proposal 2 below for a discussion of the amended and restated Nonemployee Directors Program which, if approved by the stockholders, will supersede the Nonemployee Directors Program described above.

Stock Ownership Guidelines for Directors

        The Board of Directors has adopted stock ownership guidelines for directors, which are described in the Company's Corporate Governance Guidelines attached as Appendix C to this Proxy Statement. The Company's Corporate Governance Guidelines are also posted under the Investor Information section of the Company's website (www.edwards.com).

PROPOSAL 2

AMENDMENT AND RESTATEMENT OF THE
NONEMPLOYEE DIRECTORS AND CONSULTANTS
STOCK INCENTIVE PROGRAM

        The stockholders are being asked to vote on a proposal to amend and restate the Nonemployee Directors Program. The Board of Directors amended and restated the Nonemployee Directors Program on February 19, 2004, subject to stockholder approval. The proposed amendments to the Nonemployee Directors Program will effect the following changes:

  •
  increase the number of shares of common stock available for issuance under the Nonemployee Directors Program by 300,000 shares from 300,000 shares to 600,000 shares;

  •
  expand the types of stock-based awards under the Nonemployee Directors Program to include common stock, restricted stock units and stock appreciation rights;

  •
  amend the annual award program for nonemployee Board members to allow for the grant of an option for up to 10,000 shares, or a restricted stock units award for up to 4,000 shares or a combination of an option and restricted stock units award with a maximum value of $200,000;

  •
  provide eligible nonemployee directors with the opportunity to elect to convert their annual retainer fee into fully-vested shares of common stock;

  •
  establish net counting provisions so that the share reserve is reduced only by the actual number of shares issued under the Nonemployee Directors Program, and not by the gross number of shares subject to awards made thereunder; and

  •
  require stockholder approval for any amendment or cancellation of an option that is considered a repricing of the option.

        The Nonemployee Directors Program is designed to optimize the profitability and growth of the Company through long term incentives which are consistent with the Company's goals and to align the personal interests of nonemployee directors and consultants performing work for the Company with those of the Company's stockholders. The purpose of the amendments to the Nonemployee Directors Program is to provide additional flexibility to the Company to design appropriate and competitive incentive awards for the nonemployee directors which will enhance its ability to motivate, attract and retain the services of nonemployee directors who make significant contributions to the Company's success. The increase in the share reserve will ensure that the Company can continue to make awards to nonemployee directors and consultants. After reviewing the amendments to the Nonemployee Directors Program with its outside compensation advisors, the Board of Directors believes that the amendments will further its objectives, bring the Nonemployee Directors Program more in line with the Company's competitors and other peer companies, and thereby allow the Company to attract and retain highly qualified individuals to serve on the Company's Board of Directors.

        As of February 17, 2004, a total of 56,707 shares of common stock remained available for new awards under the Nonemployee Directors Program (not including shares subject to outstanding awards), and a total of 208,293 shares were subject to outstanding options (of which approximately 133,293 shares were fully vested and available for exercise, as of February 17, 2004).

        The following is a summary of the principal features of the Nonemployee Directors Program, as amended and restated. This summary, however, is not intended to be a complete description of all the terms of the Nonemployee Directors Program. A copy of the amended and restated Nonemployee Directors Program is attached as Appendix D to this Proxy Statement.

Administration

        The Compensation Committee will have full power and authority to interpret and administer the Nonemployee Directors Program. The Compensation Committee will have complete discretion to determine which eligible individuals are to receive awards, the type of awards to be made, the time or times when those awards are to be made, the number of shares subject to each such award, the vesting schedule (if any) to be in effect for the award and the maximum term for which any award is to remain outstanding. However, awards to nonemployee directors will be subject to the limitations described in the Awards to Nonemployee Directors section below.

Eligibility

        All directors of the Company who are not employees of the Company, and all nonemployee consultants providing services to the Company (or any subsidiary), are eligible to participate in the Nonemployee Directors Program. All nonemployee directors are eligible to receive awards under the Nonemployee Directors Program. To date, one nonemployee consultant has received an award under the Nonemployee Directors Program.

Shares Subject to the Nonemployee Directors Program

        If this proposal is approved by the stockholders, an aggregate of up to 600,000 shares of common stock will be authorized for issuance under the Nonemployee Directors Program. This amount will be subject to adjustment from time to time for changes in capitalization as described below. The common stock issued under the Nonemployee Directors Program may be from either authorized but unissued shares or treasury shares. Shares subject to any outstanding awards that expire or otherwise terminate prior to exercise and shares delivered under the Nonemployee Directors Program which are thereafter forfeited or repurchased by the Company will be available for subsequent issuance under the Nonemployee Directors Program. In addition, if this proposal is approved by the stockholders, shares which are withheld by the Company from any award or any payment under the Nonemployee Directors Program to cover withholding taxes due in connection with the award or payment, and shares which were previously owned by participants in the Nonemployee Directors Program which are surrendered to fulfill tax obligations or pay the purchase price of awards made under the Nonemployee Directors Program will also be available for future issuance.

Changes in Capitalization

        In the event of any change in the capitalization of the Company, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Nonemployee Directors Program, (ii) the class and/or number of securities and price per share in effect under each outstanding award under the Nonemployee Directors Program and (iii) the class and/or number of securities for which initial awards and annual awards are to be subsequently made to new and continuing nonemployee directors under the Nonemployee Directors Program.

Types of Awards

        If this proposal is approved by stockholders then the following types of awards will become available under the Nonemployee Directors Program: (i) options, (ii) common stock, (iii) restricted stock, (iv) restricted stock units and (v) stock appreciation rights. Awards to nonemployee directors will be subject to the limitation described below under "Awards to Nonemployee Directors." A nonemployee director will also be permitted to elect to receive his or her annual cash retainer in the form of an option and/or stock award.

        Options.    All options granted under the Nonemployee Directors Program will be non-statutory options under the federal tax laws. Each granted option will have an exercise price per share not less than 100% of the fair market value per share of common stock on the option grant date. The fair market value of a share is defined for the purposes of the Nonemployee Directors Program as the closing selling price on the day prior to the grant date. On March 15, 2004, the closing selling price of the Company's common stock on the NYSE was $30.70 per share.

        The exercise price may be paid in cash, in shares of the Company's common stock, through a same-day sale program in accordance with procedures approved by the Compensation Committee and/or any other means permitted by the Board of Directors. No option will have a term in excess of ten years. Unless the Compensation Committee determines otherwise, the term of options granted after May 14, 2003 cannot exceed seven years.

        No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options will generally not be assignable or transferable other than by will, the laws of inheritance or designation of a beneficiary, and, during the optionee's lifetime, the option may be exercised only by such optionee. The

Compensation Committee will determine on a grant-by-grant basis the extent to which an option will remain outstanding following cessation of employment or service.

        Common Stock/Restricted Stock/Restricted Stock Units.    The Compensation Committee may issue shares of the Company's common stock to an eligible individual as fully-vested shares or may issue restricted shares subject to vesting in one or more installments. The terms, conditions and vesting restrictions (whether based on termination of a specified period of service or attainment of designated performance goals and including repurchase and/or forfeiture rights in favor of the Company) will be determined by the Compensation Committee. The Compensation Committee may also issue shares pursuant to restricted stock units which entitle the recipients to receive those shares in one or more installments upon the attainment of designated performance goals or the individual's completion of a specified service period as determined by the Compensation Committee. In addition, a participant may elect to defer receipt of any shares payable under a restricted stock unit award to such time or times following the vesting of such shares as elected by the participant.

        The participant will have shareholder rights with respect to shares of common stock issued to the participant. The participant will not have any shareholder rights with respect to any restricted stock unit award until the award vests and the shares of common stock are issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in shares or phantom shares on outstanding restricted stock unit awards as deemed appropriate by the Compensation Committee.

        Stock Appreciation Rights.    The Compensation Committee may issue stock appreciation rights which would allow the holders to exercise those rights as to a specific number of shares of common stock and receive in exchange an appreciation distribution from the Company, in cash or shares of common stock, in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of the common stock on the date the stock appreciation right is granted, and the right may not have a term in excess of ten years.

Awards to Nonemployee Directors

        The awards currently available under the Nonemployee Directors Program are described in the section above titled "Compensation of Directors." If this proposal is approved, then effective with the date of the 2004 Annual Stockholders Meeting, the awards available under the Nonemployee Directors Program will be as described below.

        Initial Awards.    Each nonemployee director joining the Board of Directors in the future will be granted an award of 5,000 restricted stock units effective as of the date of such nonemployee director's first election or appointment to the Board of Directors. Each such award will vest in two equal annual installments upon the individual's completion of each year of Board service measured from the date of the award (or over such longer period as determined by the Compensation Committee) and will be subject to such other terms and conditions as determined by the Compensation Committee. The individual may elect to receive the shares upon the expiration of a designated period following the vesting of the award.

        Annual Awards.    On the day following the date of each Annual Stockholders Meeting commencing with the 2004 Annual Stockholders Meeting, each nonemployee director will receive an award of (i) an option grant to purchase up to 10,000 shares of common stock, (ii) a restricted stock units award for up to 4,000 shares or (iii) a combination of an option and restricted stock units award with an aggregate value not to exceed $200,000 for each director. The Compensation Committee will have the discretion to determine the actual amount and type of awards for each year within such limitations.

        For purposes of the aggregate limit for a combination award, the value of an option share will be equal to its fair value as estimated on the date of grant under a valuation model approved by the Financial Accounting Standards Board ("FASB") for purposes of the Company's financial statements under FAS 123 (or any successor provision), and the value of any restricted stock units award will be equal to the fair market value of the underlying shares of common stock on the date of such award.

        Each option and restricted stock units award will vest in three equal annual installments upon the individual's completion of each year of service as a Board member measured from the grant date (or over such longer period as determined by the Compensation Committee). The individual may elect to receive the shares upon the expiration of a designated period following the vesting of the award.

        Annual Cash Retainer Election.    Each nonemployee director will be permitted to elect, in accordance with procedures specified by the Compensation Committee, to receive his annual cash retainer in the form of an option to purchase common stock or in common stock. To the extent the annual retainer is payable in the form of an option, the number of option shares to be awarded will be determined by dividing that portion of the annual retainer to be paid in the form of an option by the fair market value of a share of common stock on the grant date and multiplying the quotient by four. To the extent the annual retainer is payable in the form of common stock, the number of shares to be issued will be equal to the amount of such annual retainer divided by the fair market value of a share of common stock on the day on which award is made.

        The option and/or stock award will be granted on the first date on which the annual retainer is otherwise due and payable. The resulting award (whether an option or stock) will be fully vested upon the date of grant.

Acceleration upon a Change in Control

        Upon a change in control, outstanding awards will immediately become 100% vested and exercisable and any vesting restrictions on awards will immediately lapse. Any option granted prior to November 13, 2002 will remain exercisable throughout its term; any option granted on or after November 13, 2002 will terminate on the third anniversary of the optionee's termination of services (or expiration of the option term, if earlier). In the event of a change in control in which the Company's stockholders receive consideration other than publicly traded securities, the Compensation Committee may require that any outstanding option be surrendered to the Company for a cash payment equal to the excess of the fair market value of the shares (or the highest per share price offered to the stockholders in connection with the change in control) over the exercise price of the option.

        A change in control will be deemed to occur upon (i) certain acquisitions of the Company by merger or asset sale, (ii) a change in the majority of the Board of Directors effected through one or more contested elections for board membership, (iii) any transaction or an acquisition by any person of securities possessing more than thirty percent of the total combined voting power of the Company's outstanding securities or (iv) a complete liquidation or dissolution of the Company.

        The acceleration of vesting in the event of a change in ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Program Awards

        To date, 35,000 shares of restricted stock have been issued pursuant to initial stock grants, options for 150,000 shares have been granted pursuant to annual option grants, and options to purchase 57,943 shares of common stock had been granted to nonemployee directors in lieu of their annual cash retainers and to a nonemployee consultant.

        As a group, the current nonemployee directors have received 25,000 shares of restricted stock pursuant to initial stock grants (5,000 to each individual) and options with respect to 178,221 shares (including both annual option grants and/or option grants in lieu of retainer fees) as follows: Mr. Bowlin, 42,211 options; Mr. Ingram, 11,866 options; Mr. Loucks, 39,722 options; Mr. Neal, 42,211 options; and Mr. Pyott, 42,211 options.

        No executive officer or other employee is eligible to participate in the Nonemployee Directors Program (either in its current form or as proposed to be amended), and accordingly none of the Company's employees, other than Corinne H. Lyle (who was a nonemployee director until March 7, 2003, and subsequently appointed an officer of the Company), have received awards under the Nonemployee Directors Program. Ms. Lyle received 5,000 shares of restricted stock pursuant to her initial stock grant and options to purchase 26,482 shares (including both annual option grants and/or option grants in lieu of retainer fees).

        Because Messrs. Bowlin, Ingram, Loucks, Neal and Pyott are eligible to participate in the Nonemployee Directors Program, they have an interest in Proposal 2.

New Plan Benefits

        If the proposal is approved, each nonemployee director continuing in office after the Annual Meeting will receive on the date following the meeting an option to purchase 10,000 shares or a restricted stock units award for 4,000 shares or a combination of options and restricted stock units in accordance with the provisions described in this proposal. In addition, nonemployee directors may elect to receive their annual retainer in the form of options or stock as described in this proposal.

Amendment and Termination of the Nonemployee Directors Program

        The Board of Directors may alter, amend, suspend or terminate the Nonemployee Directors Program at any time, subject to any stockholder approval required under the rules of the principal securities exchange on which the common stock is listed. In addition, except for adjustments made in connection with changes in the Company's capitalization, the Compensation Committee may not amend or cancel an outstanding option in connection with any program that is considered a repricing under such rules, without stockholder approval.

        No termination, amendment or modification of the Nonemployee Directors Program or amendment of previously granted awards may adversely affect in any material way a previously granted award, without the consent of the participant holding the award. Unless sooner terminated by the Board of Directors, the Nonemployee Directors Program will terminate on the earlier of April 1, 2010 or the date on which all shares available for issuance under the Nonemployee Directors Program have been issued.

Federal Income Tax Consequences

        The following is only a summary of the principal United States federal income tax consequences applicable to the participants in the Nonemployee Directors Program and the Company with respect to awards under the Nonemployee Directors Program regarding current United States federal income tax laws. This summary is not intended to be exhaustive and among other things, does not discuss the tax consequences of a participant's death or the income tax laws of any city, state or foreign country in which the participant may reside.

        Option Grants.    Options granted under the Nonemployee Directors Program will be non-statutory options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares.

        The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the optionee.

        Stock Issuance/Restricted Stock/Restricted Stock Units. A recipient of a direct stock issuance will recognize ordinary income on the date of issuance of the shares in an amount equal to the fair market value of the shares on such date. A recipient of restricted stock will generally recognize ordinary income when his or her shares vest, based on the then fair market value of the shares at the time of vesting, but a participant can elect under Section 83(b) of the Internal Revenue Code to be taxed at the time of issuance of the restricted stock based on the fair market value at that time. A recipient of a restricted stock units award will recognize ordinary income in the year in which the shares subject to the award are issued in an amount equal to the fair market value of the shares on the date of issuance.

        The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the stock issuance, restricted stock or restricted stock units award. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the participant.

        Stock Appreciation Rights.    No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right.

        The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized.

Accounting Treatment

        Option grants made to nonemployee directors under the Nonemployee Directors Program will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to their financial statements, the proforma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

        Option grants made to nonemployee consultants under the Nonemployee Directors Program will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and in subsequent reporting periods through the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares.

        The number of outstanding options will be a factor in determining the Company's earnings per share on a fully-diluted basis.

        Should one or more individuals be granted stock appreciation rights under the Nonemployee Directors Program, then such rights will result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount, if any, by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate base price in effect for those rights.

        Direct stock issuances under the Nonemployee Directors Program will result in a charge to the Company's reported earnings equal to the excess of the fair market value of the shares on the issuance date over the cash consideration (if any) paid for such shares. If the shares are unvested at the time of issuance, then any charge to the Company's reported earnings will be amortized over the vesting period. However, if the vesting of the shares is tied solely to performance milestones, then the issuance of those shares will be subject to mark to market accounting, and the Company will have to accrue compensation expense not only for the value of the shares on the date of issuance but also for all subsequent appreciation in the value of those shares which occurs prior to the vesting date. Similar accounting treatment will be in effect for any restricted stock units issued under the Nonemployee Directors Program.

        FASB recently initiated a project to reconsider the appropriate accounting treatment for stock options, such as those issuable under the Nonemployee Directors Program. The foregoing summary of the applicable accounting treatment for stock options and stock appreciation rights may change substantially in the event that FASB were to conclude that stock options and stock appreciation rights should be valued, either as of the grant date or other appropriate measurement date, under an appropriate option valuation formula such as the Black-Scholes formula and that such value should then be charged as a direct compensation cost against the issuer's reported earnings over a designated period.

Stockholder Approval

        The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote is necessary for the approval of the amendment to the Nonemployee Directors Program. If stockholder approval is not obtained, then the Nonemployee Directors Program will not be amended and none of the changes will become effective, including the 300,000 share increase.

        The Board of Directors of the Company recommends a vote FOR the approval of the amendment and restatement of the Edwards Lifesciences Corporation Nonemployee Directors and Consultants Stock Incentive Program.

Equity Compensation Plan Information

        The following table provides information on the shares of common stock that may be issued upon exercise of options or rights outstanding as of December 31, 2003 under the Company's five equity compensation plans, which include the Long-Term Stock Incentive Compensation Program, Nonemployee Directors Program, 2001 Employee Stock Purchase Plan for United States Employees,

2001 Employee Stock Purchase Plan for International Employees and Executive Option Plan. The Company has never issued any warrants under these Plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance(1)
Equity compensation plans approved by stockholders	10,787,315	(2)	$22.65	2,768,471	(3)
Equity compensation plans not approved by stockholders(4)	18,311	(5)	$6.74	585,528	(6)
Total	10,805,626			3,353,999

(1)
The amounts indicated in this column exclude securities listed in the column titled "Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights."

(2)
This amount excludes purchase rights outstanding under the Company's 2001 Employee Stock Purchase Plan for United States Employees. Approximately 290,239 shares would be issuable under purchase rights outstanding under the 2001 Employee Stock Purchase Plan, assuming that the participation rate and purchase price of shares for the remaining quarterly purchases under each such outstanding right is the same as the participation rate and purchase price for such right for the quarter ended December 31, 2003.

(3)
As of December 31, 2003, following are the number of shares of common stock remaining available for future issuance under equity compensation programs approved by stockholders: (a) Long-Term Incentive Stock Compensation Program (1,802,209); (b) Nonemployee Directors Program prior to amendment under Proposal 2 (56,707); and (c) 2001 Employee Stock Purchase Plan for United States Employees (909,555).

(4)
The 2001 Employee Stock Purchase Plan for International Employees (the "International ESPP") and the Executive Option Plan have not been approved by the stockholders.

  In 2001, the Company implemented the International ESPP pursuant to which 650,000 shares of common stock were initially reserved for issuance. Regular employees of participating international subsidiaries who are scheduled to work 20 hours or more per week and employees where local law requires the International ESPP be offered to them may participate in the International ESPP. Under the International ESPP, eligible employees may purchase shares of the Company's common stock at a discount with accumulated payroll deductions. Shares are purchased generally on the last day of each calendar quarter at a purchase price per share equal to 85% of the lower of (i) the fair market value per share of common stock on the employee's entry date into the two-year offering period, as fair market value is defined in the International ESPP, or (ii) the fair market value per share on the quarterly purchase date, as fair market value is defined in the International ESPP.

  For more information on the Executive Option Plan, please see the description on page 25.

(5)
This amount excludes purchase rights outstanding under the International ESPP and represents only shares subject to option under the Executive Option Plan. Approximately 87,540 shares would be issuable under purchase rights outstanding under the International ESPP, assuming that the participation rate and purchase price of shares for the remaining quarterly purchases under each such outstanding right is the same as the participation rate and purchase price for such right for the quarter ended December 31, 2003.

(6)
This amount represents 508,839 shares remaining available for issuance under the International ESPP and 76,689 shares remaining available for issuance under the Executive Option Plan.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has appointed PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2004. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire. PricewaterhouseCoopers LLP also performs certain non-audit services for the Company. Although the Company is not required to seek stockholder approval of this appointment, the Board of Directors believes that it is a good corporate governance practice to follow. If the appointment is not ratified, the Audit Committee will explore the reasons for stockholder rejection and will reconsider the appointment.

        The Board of Directors of the Company recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for 2004.

REPORT OF THE AUDIT AND PUBLIC POLICY COMMITTEE

        The Audit and Public Policy Committee (the "Audit Committee") is currently comprised of three directors, each of whom meets the independence and experience requirements of the NYSE. The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached as Appendix A to this Proxy Statement.

        Management is responsible for the Company's internal controls, financial reporting process, and compliance with laws, regulations and ethical business practices. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in conformity with accounting principles generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2003. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence.

        Based on the reviews and discussions referred to above, and relying thereon, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

  The Audit and Public Policy Committee:
  Philip M. Neal (Chairperson)
  Robert A. Ingram
  David E.I. Pyott

FEES PAID TO PRINCIPAL ACCOUNTANTS

        During 2003, the Company retained its principal accountants, PricewaterhouseCoopers LLP, to provide services in the following categories and amounts:

	Fiscal 2003	Fiscal 2002
	(in millions)
Audit Fees	$1.1	$1.0
Audit-Related Fees	0.3	0.3
Tax Fees	0.7	0.8
All Other Fees	—	—

Audit-Related Fees

        Amounts paid under "Audit-Related Fees" in 2003 were for review of the Company's enterprise resource planning system ($0.2 million) and review of the Company's convertible debenture offering ($0.1 million), and in 2002 were for internal audit services ($0.3 million).

Tax Fees

        Amounts paid under "Tax Fees" in 2003 were for tax compliance ($0.4 million) and consulting ($0.3 million), and in 2002 were for tax compliance ($0.3 million), consulting ($0.4 million) and miscellaneous ($0.1 million).

All Other Fees

        No amounts were paid under "All Other Fees" in 2003 and 2002.

        The Audit Committee has considered the compatibility of the non-audit services provided by PricewaterhouseCoopers LLP with their independence.

        The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company's independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee at least annually reviews and pre-approves the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.

REPORT OF THE COMPENSATION AND GOVERNANCE COMMITTEE

        The Compensation Committee is composed of three independent, nonemployee directors, who have no "interlocking" relationships as defined by the SEC. The Compensation Committee establishes and administers the executive compensation programs of the Company. In this capacity, the Compensation Committee establishes salaries and other compensation for the Company's executive officers and administers the Executive Option Plan (the "EOP"). The Compensation Committee also reviews and approves various other Company compensation policies and oversees the Company's stock option plans, including stock option grants made to the Company's executive officers, consistent with the Compensation Committee's charter. The Compensation Committee has the authority to engage the services of outside consultants and experts to assist the Compensation Committee. For 2003, the Compensation Committee engaged a compensation consultant to assist the Compensation Committee in its review of compensation for executive officers. The Compensation Committee also received input from management where appropriate. The Compensation Committee has provided the following report on executive compensation for inclusion in this Proxy Statement.

        Compensation Philosophy For Executive Officers.    The Company's philosophy is to provide compensation programs that support the Company's business objectives and values. The components of total compensation are structured to be competitive with other companies of similar size and focus, and are dependent upon Company performance to be fully realized. Compensation data in these companies are reported in surveys whose participants include many companies in the Fortune 500 as well as other companies with which the Company and its subsidiaries compete for executive talent. In addition, the Compensation Committee reviews compensation information published in proxy statements of companies that are of similar size and industry focus as the Company.

        The companies chosen for the comparator group used for compensation purposes are generally represented in, but are not entirely the same companies that comprise, the published industry index in the Performance Graph included in this Proxy Statement. The Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in the published industry index established for comparing stockholder returns. The composition of the comparator group is reviewed each year.

        Our philosophy is intended to help the Company attract, retain and motivate executives with superior leadership and management capabilities. Consistent with this philosophy, a total compensation package is determined for each officer, including Mr. Mussallem, consisting primarily of base salary, annual incentives, stock options and benefits. These key components of pay are addressed separately below. The Compensation Committee considers the relative importance of all elements of an executive's total compensation package. The proportions of these components of compensation will vary among the officers depending upon their levels of responsibility, but generally a significant amount of pay for senior executive officers would be comprised of short- and long-term incentives, or at-risk pay, to focus management on both tactical and strategic interests of stockholders.

Compensation Elements

        Base Salaries.    The Compensation Committee regularly reviews each executive officer's base salary. Base salaries comprise approximately one-fourth of the value of executive compensation. With the Company's emphasis on performance-based total compensation, base salaries are evaluated in conjunction with target incentives to achieve between the 50th and 75th percentile of total compensation among executive officers in comparator companies. Base salaries are further adjusted by the Compensation Committee to recognize varying levels of responsibility, prior experience and breadth of knowledge, as well as internal equity considerations.

        Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Company.

        Annual Incentives.    The Company has implemented the 2003 Edwards Incentive Plan ("EIP"). The EIP promotes the Company's pay-for-performance philosophy by providing executives with direct financial incentives in the form of annual cash bonuses that are tied to the achievement of corporate financial and operational goals and individual performance objectives. Annual incentive targets when combined with base salaries establish the competitive cash compensation described above. This allows the Company to focus key executives on specific goals that are of primary importance during the current year, motivate them to achieve those goals and reward them based on performance.

        Total cash compensation targets are set between the 50th and 75th percentile of the market data for comparator companies. Targets are set by the Compensation Committee to be achievable, but require above-average performance from each of the executives. Compensation may be adjusted above or below the target based upon Company financial performance and the attainment of corporate operational goals, referred to as Key Operating Drivers ("KODs"), and may be further modified by individual performance. The overall bonus payout amount can range from 0 to 200% of target based on performance.

        For 2003, the Compensation Committee established corporate financial and operational goals relating to each executive officer's bonus opportunity. Corporate financial goals were based on three measures: net income (40% weighting), revenue growth (35% weighting) and free cash flow (25% weighting). Free cash flow is defined as cash flow from operations less capital expenditures. Revenue growth assumes constant foreign exchange and excludes divested businesses. Executive officers earned bonuses based on their levels of achievement of the pre-established financial goals. In addition to the corporate financial goals, there were five KODs that could act as a modifier of actual bonuses earned. If all five KODs were achieved (in addition to 100% of the corporate financial goals), an executive officer would have the ability to earn 150% of his or her target annual incentive. If three KODs were achieved (in addition to 100% of the corporate financial goals), the executive would have the ability to earn 100% of his or her target annual incentive. However, if less than three KOD goals were met, or the financial goals were not met, then incentives would be reduced below the 100% target level. Two out of five KODs were achieved in 2003. Target payouts could be further modified by achievement of individual officer performance management objectives ("PMOs").

        Long-Term Incentives.    In 2000, the Company adopted the Long-Term Stock Incentive Compensation Program (as amended, the "LTSICP"). Pursuant to the LTSICP, the Company has the ability to grant various long-term incentive awards such as nonqualified and incentive stock options, restricted stock, performance units and performance shares. Stock options were the only type of long-term incentive award granted under the LTSICP in 2003.

        The LTSICP is designed to enhance the value of the Company by aligning participants' interests more closely to those of the Company's stockholders and by providing participants with an incentive for excellence. In keeping with the Company's commitment to provide a total compensation package that emphasizes at-risk components of pay, long-term incentives comprise approximately 60% of the value of an executive officer's total compensation package.

        When awarding long-term incentives, the Compensation Committee considers executive officers' levels of responsibility, prior experience, ability to influence long-term results of the Company, and individual performance criteria. The Company also considers the competitive compensation at comparator companies for total direct compensation, which includes base salaries, annual incentives and the estimated annual value of LTSICP awards.

        Stock Options.    Under the LTSICP, stock options are granted at an option price not less than the fair market value of the common stock on the date of the grant. Therefore, stock options have value only if the stock price of the common stock appreciates from the date the options are granted. This design focuses executives on the creation of stockholder value over the long term and encourages equity ownership in the Company. To date, stock options have been used as the primary long-term incentive vehicle.

        The size of stock option grants under the LTSICP is based upon competitive practice, the Company's overall performance and the individual's contribution to long-term and strategic goals. The size of the award can be adjusted based on individual factors. The Company's stock options are fully exercisable in four years and have a seven-year term.

        For 2003, executive officers, including the named executive officers, received option grants under the LTSICP that represented a two-year grant to continue to provide a strong link between the interests of the executive officers and the stockholders.

        Certain officers also received options in 2003 under the EOP, if they elected to forego a portion of their annual cash compensation for 2003. Under the EOP, corporate officers and certain other key employees may be granted options to acquire shares of mutual funds or the Company's common stock in lieu of pre-tax compensation.

        Compensation of the Chief Executive Officer.    Mr. Mussallem's base salary was set at $670,000 for 2003. In determining Mr. Mussallem's base salary for 2003, the Compensation Committee considered Mr. Mussallem's performance as Chairman and Chief Executive Officer of the Company. The Compensation Committee chose to set Mr. Mussallem's base salary at a level that was competitive with market levels. Coincident with this, the Compensation Committee also decided, as explained in greater detail below, to provide Mr. Mussallem with enhanced incentive opportunities to reinforce his critical role in leading the Company's transformation to a faster-growing organization.

        Under the EIP, Mr. Mussallem was paid $356,440 in connection with 2003 performance, recognizing his continued, significant value to the Company. On April 4, 2003, Mr. Mussallem received an option to purchase 7,056 shares of the Company's common stock with an exercise price equal to the fair market value of the common stock on the date of grant. This grant was pursuant to a program designed at the spin-off to facilitate the transition of certain longer-service salaried exempt employees out of Baxter's pension plan by annually offering so called "transition options" to purchase the Company's common stock until the earlier of the employee's termination of employment or the date on which the employee reaches age 65.

        On May 14, 2003, Mr. Mussallem was awarded a performance-based stock option grant under the LTSICP. This grant provided him with an option to purchase 340,000 shares of the Company's common stock with an exercise price equal to the fair market value of the common stock on the date of grant. This grant was made pursuant to and consistent with grants made to other executives and key employees throughout the Company. This grant represented a two-year grant to continue to provide a strong link between the interests of the Chairman and Chief Executive Officer and the stockholders.

        Policy Regarding Section 162(m).    Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to executive officers named in the Proxy Statement to $1 million, unless certain requirements are met. The Compensation Committee has considered the impact of this tax code provision. The Company attempts, to the extent practical, to implement compensation policies and practices that maximize the benefit of tax laws for the Company's stockholders by seeking performance-based exemptions under the tax laws.

        We will continue to monitor the effectiveness of the Company's total compensation program to meet the needs of the Company.

  The Compensation and Governance Committee:
  Mike R. Bowlin (Chairperson)
  Vernon R. Loucks Jr.
  David E.I. Pyott

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

        The following table sets forth a summary, for the years ended December 31, 2003, 2002 and 2001, of the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company serving as executive officers at the end of 2003. The five individuals identified in the Summary Compensation Table are referred as the "named executive officers" throughout this Proxy Statement.

SUMMARY COMPENSATION TABLE

Long-Term Compensation
Awards
Annual Compensation
Securities Underlying Options/SARs (#)
Name and Principal Position	Year	Salary (1)	Bonus (1)	Other Annual Compensation (2)		All Other Compensation (3)
Michael A. Mussallem Chairman of the Board and Chief Executive Officer	2003 2002 2001	$664,615 636,538 590,913	$356,440 481,000 829,642	— — 37,399	347,056 254,923 5,301	$181,886 234,125 235,474
Stuart L. Foster Corporate Vice President, Technology and Discovery	2003 2002 2001	360,962 339,231 301,923	122,360 166,500 272,003	— — —	180,000 135,000 —	22,223 25,357 21,114
Anita B. Bessler Corporate Vice President, Global Franchise Management	2003 2002 2001	308,769 295,962 278,269	103,740 140,600 232,786	— — —	137,409 106,392 1,369	18,947 21,947 20,466
Corinne H. Lyle(4) Corporate Vice President, Chief Financial Officer and Treasurer	2003	246,808	101,950	55,748	140,000	392
Andre-Michel Ballester Corporate Vice President, Europe and Intercontinental	2003 2002 2001	333,455 283,389 259,148	120,759 122,377 162,735	169,147 159,794 151,042	120,000 87,000 20,000	110,250 62,602 57,346

(1)
Amounts shown for 2003 include amounts foregone in exchange for options granted under the Company's Executive Option Plan as follows: Mr. Mussallem—$93,514; Mr. Foster—$100,081; and Ms. Bessler—$66,050 of which $9,907 was attributed to options to purchase shares of the Company's common stock (see "Option Grants in Last Fiscal Year" table). For more information on the Executive Option Plan, please see the description on page 25.

Amounts shown for 2002 include amounts foregone in exchange for options granted under the Company's Executive Option Plan as follows: Mr. Mussallem—$331,168; Mr. Foster—$85,260; and Ms. Bessler—$81,308 of which $12,196 was attributed to options to purchase shares of the Company's common stock.

Amounts shown for 2001 include amounts foregone in exchange for options granted under the Company's Executive Option Plan as follows: Mr. Mussallem—$414,821; Mr. Foster—$136,001; and Ms. Bessler—$13,913 of which $2,086 was attributed to options to purchase shares of the Company's common stock.

(2)
Amounts shown for 2003 represent reimbursement for the payment of taxes in the case of Ms. Lyle and, for Ms. Lyle and Mr. Ballester, also include certain perquisites, of which the following amounts are reimbursement of relocation expenses: Ms. Lyle—$30,373, and Mr. Ballester—$148,203.

Amount shown for 2002 for Mr. Ballester represents reimbursement of relocation expenses.

Amounts shown for 2001 represent reimbursement for the payment of taxes and, for Mr. Ballester, also include certain perquisites including reimbursement of relocation expenses in the amount of $151,042.

(3)
"All Other Compensation" includes the following amounts paid by the Company for the fiscal year ended December 31, 2003:

Type of Compensation	Mr. Mussallem	Mr. Foster	Ms. Bessler		Ms. Lyle	Mr. Ballester
401(k) or Retirement Plan Company Contributions*	$8,000	$8,000	$8,000		—	$67,731
Executive Option Plan Company Contribution	$37,990	$13,110	$9,984	**	—	—
Payment of Insurance Premiums	$1,896	$1,113	$963		$392	$42,519
Imputed Interest on Loan***	$134,000	—	—		—	—

  *
  Amounts for Messrs. Mussallem and Foster and Ms. Bessler reflect the Company's matching contribution to the 401(k) plan. The amount for Mr. Ballester, a resident of Switzerland, reflects the amount contributed by the Company to private retirement arrangements that supplement the Swiss social security program.

  **
  Includes approximately $1,498 attributed to options to purchase shares of the Company's common stock granted under the Company's Executive Option Plan (see "Option Grants in Last Fiscal Year" table). For more information on the Executive Option Plan, please see the description on page 25.

  ***
  Calculation of imputed interest assumes an interest rate of 4.48% and 0.60 points amortized over 30 years. For more information on the loan, please see the description under Related Party Transaction on page 28.

(4)
Ms. Lyle became the Company's Corporate Vice President, Chief Financial Officer and Treasurer effective as of March 17, 2003.

Stock Options Granted in 2003

        The following table contains information concerning the stock options granted to named executive officers during the 2003 fiscal year. No stock appreciation rights were granted to the named executive officers during fiscal 2003.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
			Percent of Total Options/SARs Granted To Employees In Fiscal Year (5)
	Number of Securities Underlying Options/SARs Granted (#)						Potential Realizable Value At Assumed Rates of Stock Price Appreciation for Option Term(6)
					Exercise or Base Price ($/share)
Name						Expiration Date
							0%		5%	10%
Michael A. Mussallem	340,000 7,056	(1) (2)	8.89 0.18	% %	$30.43 27.62	5/13/10 4/3/13		— —	$6,506,670 122,563	$16,489,178 310,599
Stuart L. Foster	180,000	(1)	4.71%		30.43	5/13/10		—	3,444,707	8,729,565
Anita B. Bessler	135,000 1,851 103 128 96 129 102	(1) (2) (3) (3) (3) (3) (3)	3.53 0.05 0.00 0.00 0.00 0.00 0.00	% % % % % % %	30.43 27.62 6.85 6.85 8.04 6.77 7.52	5/13/10 4/3/13 3/31/13 3/31/13 6/30/13 9/30/13 12/31/13	$	— — 2,109 2,631 2,304 2,610 2,304	2,583,531 32,152 3,877 4,837 4,236 4,798 4,236	6,547,174 81,479 6,590 8,221 7,200 8,156 7,200
Corinne H. Lyle	110,000 30,000	(4) (1)	2.88 0.78	% %	30.43 30.43	5/13/10 5/13/10		— —	2,105,099 574,118	5,334,734 1,454,927
Andre-Michel Ballester	120,000	(1)	3.14%		30.43	5/13/10		—	2,296,472	5,819,710

(1)
Options to acquire common stock granted under the Company's Long-Term Stock Incentive Compensation Program. The options become exercisable in four equal annual installments beginning on May 14, 2004. The options have a seven-year term, but may terminate prior to their expiration date upon the officer's termination of employment with the Company.

(2)
Options to acquire common stock granted under the Company's Long-Term Stock Incentive Compensation Program. The options become exercisable in three equal installments beginning on April 4, 2004. The options have a ten-year term, but may terminate prior to their expiration date upon the officer's termination of employment with the Company. For more information, see "Transition Options for Salaried Exempt Employees" on page 26.

(3)
Options to acquire common stock granted under the Company's Executive Option Plan, pursuant to which an officer may forego compensation in exchange for an option to purchase shares of common stock. The options become exercisable in full on the six-month anniversary of the grant date. The options have a ten-year term, but may terminate prior to their expiration date upon the officer's termination of employment with the Company. For more information on the Executive Option Plan, please see the description on page 25.

(4)
Options to acquire common stock granted under the Company's Long-Term Stock Incentive Compensation Program. The options become exercisable in three equal installments beginning on May 14, 2004. The options have a ten-year term, but may terminate prior to their expiration date upon the officer's termination of employment with the Company.

(5)
In 2003, the Company granted employees options to purchase an aggregate of 3,823,964 shares of common stock.

(6)
Potential realizable values are calculated net of option exercise price but before taxes associated with the option exercise. The assumed rates of stock appreciation are set by the rules of the SEC governing proxy statement disclosure and are not intended to forecast the future appreciation of the common stock subject to the options.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL
YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

        The following table provides information regarding outstanding options to purchase shares of the Company's common stock held by the named executive officers at the end of 2003. No stock appreciation rights were held by the named executive officers at the end of such year.

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)
					Value of Unexercised In-The-Money Options/SARs at Fiscal Year-End ($) (1)
Name	Shares Acquired on Exercise (#)
		Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael A. Mussallem	—	—	837,122	522,356	$7,748,506	$6,088,771
Stuart L. Foster	95,709	$1,832,523	268,959	270,000	3,834,792	366,300
Anita B. Bessler	—	—	306,923	209,432	4,803,648	305,635
Corinne H. Lyle	—	—	21,482	145,000	132,459	21,550
Andre-Michel Ballester	—	—	206,927	192,000	3,068,339	284,220

(1)
The dollar amounts shown represent the number of shares under exercisable and unexercisable options to purchase shares of the Company's common stock, respectively, which had an exercise price below the closing price of the common stock on December 31, 2003, which was $30.08 per share, multiplied by the difference between that price and the exercise price of the options to purchase common stock.

Change in Control Severance Agreements

        The Company has entered into change in control agreements with executive officers of the Company, including all of the named executive officers. Each agreement provides that the officer will be entitled to severance benefits following a change in control of the Company (as defined in the agreement) and the executive officer's subsequent involuntary termination or constructive termination. A qualifying termination must occur within 24 months of a change in control for benefits to be paid. Mr. Mussallem will be permitted to terminate his employment voluntarily at any time during the thirteenth month following a change in control and collect full severance benefits. Each agreement has an initial three-year term and will thereafter automatically extend for one year on each anniversary of the effective date of the agreement, unless the Company notifies the executive officer in writing that the term of the agreement will not be extended.

        Each agreement provides change in control severance benefits equal to three years of the officer's base pay plus annual bonus. In addition, change in control benefits would include a pro rata bonus payment in the year of termination, three years continuation of medical and dental coverage, and accelerated vesting of all outstanding long-term incentive awards (as governed under the provisions of the Company's Long-Term Stock Incentive Compensation Program).

        If any payments would be subject to an excise tax under the Internal Revenue Code, the Company will pay an additional gross-up amount for any excise tax and federal, state and local income taxes, such that the net amount of the payments would be equal to the net payments after income taxes had the excise and resulting gross-up not been imposed.

Employment Agreement with the Chief Executive Officer

        On December 1, 2000, the Company entered into an employment agreement with its Chief Executive Officer, Michael A. Mussallem. The agreement is automatically extended for additional one-year terms on an annual basis. The agreement sets forth the general principles of Mr. Mussallem's compensation and benefits arrangements. The agreement provides that if the Company terminates Mr. Mussallem for "cause" as defined in the employment agreement, he will be entitled to his base salary through the date of termination and all vested benefits. If Mr. Mussallem is involuntarily terminated by the Company without "cause" as defined in the employment agreement, the Company is required to pay or provide Mr. Mussallem his unpaid base salary and accrued vacation through the date of termination; a pro rata portion of his annual target bonus for the period served; two times the sum of (1) his annualized base salary and (2) the greater of his target annual bonus for the year he is terminated or his actual annual bonus for the prior year; and 24 months of continued medical and dental coverage. The agreement also provides for an interest-free note to purchase a primary residence, which note was entered into in December 2001 (see "Related Party Transaction"). The agreement also contains non-disclosure, non-solicitation and non-disparagement obligations of Mr. Mussallem.

Retention of Options by Chief Financial Officer

        In connection with her resignation from the Board of Directors and appointment as Corporate Vice President, Chief Financial Officer and Treasurer of the Company, Ms. Lyle was permitted to retain 26,482 stock options received under the Nonemployee Directors Program, notwithstanding her resignation as a director prior to the original vesting date.

Stock Ownership Guidelines for Executive Officers

        To create additional owner commitment and behavior, and to emphasize stockholder value creation, the Company has implemented stock ownership guidelines for its executive officers. Guidelines are to be met within five years of implementation and target three times base salary for all corporate officers except Mr. Mussallem, whose guideline is six times base salary. Stock that will count toward meeting the guidelines include the value of shares held outright (including in a 401(k) Plan or Employee Stock Purchase Plan) and 25% of the value of vested, in-the-money stock options.

Executive Option Plan

        The Edwards Lifesciences Corporation Executive Option Plan is a nonqualified stock option plan for the benefit of executive officers and other key employees. The plan permits participants to receive options to purchase shares of mutual funds or common stock of the Company in lieu of all or a portion of their compensation from the Company.

        In general, each plan participant receives an option to purchase securities with a grant date value of one and one-third dollars for every dollar of his or her compensation foregone, including any Company contributions, and an exercise price equal to one quarter of the fair market value of the underlying securities on the grant date. For example, a participant who elects to receive a plan option in lieu of $30,000 of compensation, including any Company contributions, would receive an option to purchase securities worth $40,000 on the date the option is granted. The exercise price for the option would be $10,000.

        Options generally become exercisable on the six-month anniversary of the grant date and have a term of ten years. Options may terminate before the end of the ten-year term, upon the optionee's termination of service with the Company.

Transition Options for Salaried Exempt Employees

        The Company is facilitating the transition of certain longer service salaried exempt employees out of Baxter International Inc.'s pension plan as a result of the spin-off from Baxter International Inc. by granting additional stock options to salaried exempt employees, including the named executive officers, who meet specific age and service criteria. Eligible employees receive annual grants until the earlier of when the employee reaches age 65 or terminates employment with the Company. The number of shares under an option is determined pursuant to a formula based on certain factors, including the employee's number of "points" under the Baxter pension plan and the employee's current eligible compensation. Options have a ten-year term and become exercisable in full over a period of three years. The following named executive officers received transition options effective on April 4, 2003: Michael A. Mussallem (7,056 shares) and Anita B. Bessler (1,851 shares).

Executive Officers

        Set forth below are the names and ages of each of the current executive officers of the Company, their positions held with the Company, and summaries of their backgrounds and business experience. Unless otherwise noted, each of the executive officers has held his or her position with the Company since the Company's spin-off from Baxter International Inc.

        Michael A. Mussallem, age 51. Mr. Mussallem is Chairman of the Board and Chief Executive Officer of the Company. Mr. Mussallem joined Baxter in 1979 and was the Group Vice President of its CardioVascular Business from 1994 to 2000 and Group Vice President of Baxter's Biopharmaceutical business from 1998 to 2000. During his tenure at Baxter, Mr. Mussallem held a variety of positions with increasing responsibility in engineering, product development and senior management. He was appointed General Manager of Access Products in 1984, Vice President and General Manager of Pharmaceuticals in 1986, President of the Perfusion Products business in 1989 and President of the Critical Care business in 1993. In 1994, Mr. Mussallem was named Group Vice President for Baxter's Surgical Group. From 1996 until 1998, he was the Chairman of Baxter's Asia Board overseeing Baxter's operations throughout Asia. Mr. Mussallem received his Bachelor of Science degree in chemical engineering from Rose-Hulman Institute of Technology and was conferred an honorary doctorate by his alma mater in 1999. Mr. Mussallem also is a director of Advanced Medical Technology Association (AdvaMed) and Advanced Medical Optics, Inc. and is chairman of the California Healthcare Institute.

        Andre-Michel Ballester, age 45. Mr. Ballester is Corporate Vice President, Europe and Intercontinental of the Company. Mr. Ballester joined Baxter in 1984 as a Production Supervisor for Baxter Belgium and subsequently became Operations Manager for Baxter France. In 1989, he left Baxter to become General Manager of a consumer electronics company, Prestinox International. Mr. Ballester returned to Baxter in 1992 as Director of European Sales and Marketing for the Critical Care division of Baxter's CardioVascular Group; he was appointed Vice President of Marketing in 1995 and later assumed responsibility for the Critical Care division's global marketing and business development activities, and served as President of Baxter's CardioVascular Group Europe from December 1997 to 2000 and as Chairman of Baxter France from 1998 to 2000. From 2000 to 2001, he served as Corporate Vice President, Europe for the Company. He holds a Master of Science degree in chemical engineering from the Ecole Centrale Lille in France and an MBA from INSEAD, Fontainebleau, France.

        Anita B. Bessler, age 56. Ms. Bessler is Corporate Vice President, Global Franchise Management of the Company. From 2000 to 2001, she served as Corporate Vice President, Cardiac Surgery of the Company. Ms. Bessler joined Baxter in 1988 as Vice President and General Manager of Sales and Marketing for Baxter's Hyland division, and in 1991 became President, Cardiac Surgery for Baxter's CardioVascular business. Prior to her tenure with Baxter, from 1986 until 1988 she was Senior Executive Vice President with the USV/Armour Pharmaceutical Division of Rhone Poulenc Rohrer.

From 1976 until 1986, Ms. Bessler held senior management positions with Revlon's Healthcare Group. She is a graduate of Indiana University, where she earned a Bachelor of Science degree in marketing and economics.

        Stuart L. Foster, age 53. Mr. Foster is Corporate Vice President, Technology and Discovery of the Company. Mr. Foster joined Baxter's CardioVascular Group in 1994 as President of the Vascular business. In 1997, his responsibilities increased to include global oversight responsibilities for the Critical Care business. He also was responsible for all international operations of the CardioVascular business and led the CardioVascular business' Technology Innovation Team. From 2000 to 2001, he served as Corporate Vice President, Global Operations for the Company. In 2001, he assumed his current role, which includes management of Research & Development, Discovery and Operations. Prior to joining Baxter, Mr. Foster was Chief Executive Officer and President of Intramed Laboratories, which was acquired by Baxter in 1994. Prior to that, he was an executive with SensorMedics Corporation, a medical device company that he co-founded. Mr. Foster received his Bachelor of Science degree in biomedical engineering from Rensselaer Polytechnic Institute and earned his master's degree from the University of Southern California.

        Bruce P. Garren, age 57. Mr. Garren is Corporate Vice President, General Counsel and Secretary of the Company. Mr. Garren joined Baxter's CardioVascular Group in February 2000. Previously, he was Senior Vice President-General Counsel for Safeskin Corporation, a manufacturer of latex and synthetic gloves for the healthcare and scientific markets. From 1985 to 1997, he was employed by Tambrands Inc., a medical device manufacturer. He served in various legal counsel positions at Tambrands including Vice President-General Counsel. Mr. Garren was an Associate with the law firm of Arnold & Porter in Washington, D.C. from 1980 to 1985. He received his undergraduate degree from Antioch College and his law degree from Cornell Law School.

        John H. Kehl, Jr., age 50. Mr. Kehl is Corporate Vice President, Strategy and Business Development of the Company. Mr. Kehl held various positions of increasing responsibility at Baxter since joining its Treasury department in 1975. In 1980, he was promoted to Manager of Investor Relations and Communications and, in 1985, assumed responsibility for directing all aspects of Baxter's external communications. Mr. Kehl was appointed Vice President, Controller for Baxter's CardioVascular business in 1988 with responsibility for finance, information systems and business planning. He became Vice President of Business Development in 1995. Mr. Kehl also served on Baxter's Japan Board. He earned his Bachelor of Arts degree in business and economics from Loras College and received his MBA from Loyola University in Chicago.

        Corinne H. Lyle, age 44. Ms. Lyle is Corporate Vice President, Chief Financial Officer and Treasurer since March 17, 2003. Prior to joining the Company as an officer, Ms. Lyle was a director of the Company and Vice President, Chief Financial Officer of Tularik, Inc., a company involved in the discovery and development of drugs based on gene regulation. At Tularik, Inc., Ms. Lyle had various responsibilities in the areas of finance, investor relations, information technology, strategic planning and business development. Prior to joining Tularik in October 1998, she was Executive Director-Health Care Group at Warburg Dillon Read LLC in San Francisco, an investment bank. From 1994 to 1996, she was Senior Vice President, Investment Banking-Health Care Group for PaineWebber, Inc. in Los Angeles. Ms. Lyle received her undergraduate degree in industrial engineering from Stanford University and her MBA from Harvard Business School.

        Robert C. Reindl, age 49. Mr. Reindl is Corporate Vice President, Human Resources of the Company. From 1993 through 1995, Mr. Reindl was Director of Baxter's Institute for Training and Development, and from 1995 through 1997, he was Vice President of Baxter's Institute for Training and Development. In 1997, he became Vice President, Human Resources, for Baxter's CardioVascular business. From 1987 until 1993, Mr. Reindl was a manager with Arthur Andersen & Co., where he consulted internally on a variety of human resource and organizational development issues, as well as designed training programs focusing on time management, communication, team building and interviewing. Prior to this, he was a communications instructor at Marietta College and Ohio University. Mr. Reindl earned his Bachelor of Science degree in communication from the University of Wisconsin-Stevens Point and his master's degree from Bowling Green State University in Ohio.

        Huimin Wang, M.D., age 47. Dr. Wang is Corporate Vice President, Japan. In addition to his responsibilities with the Company, Dr. Wang was a representative director of Baxter Limited, a Japan corporation, through September 2002. Dr. Wang joined Baxter in 1993 and served as a Senior Manager of Strategy Development and, later, Director of Product/Therapy for Baxter's Renal Division in Japan. In 1997, he became President of Medical Systems and Devices, responsible for both the CardioVascular and Intravenous Systems businesses in Japan. Prior to joining Baxter, Dr. Wang was a Senior Associate with Booz, Allen & Hamilton in Chicago, specializing in strategy development, organizational change, operations improvement and mergers and acquisitions for health care providers. From 1990 until 1991, he was Vice President of Integrated Strategies Inc., a consulting and venture management firm he co-founded. He also was an Associate with McKinsey & Company. From 1981 until 1986, Dr. Wang was a Resident and Staff Physician in anesthesiology at Keio University Hospital in Tokyo. Dr. Wang earned his Doctor of Medicine degree from Kagoshima University in Japan, and his MBA from the University of Chicago.

        Randel W. Woodgrift, age 42. Mr. Woodgrift is Corporate Vice President, Manufacturing Operations of the Company. Since joining Baxter in 1983, Mr. Woodgrift has held positions of increasing responsibility in research and development and manufacturing and operations, including management of the Puerto Rico operation of Baxter's CardioVascular Group. From 1990 to 1993, Mr. Woodgrift held Director positions in U.S. operations and established the CardioVascular Group's first plant in Mexico. From 1994 to 1997, he was Vice President, Heart Valve Operations for the United States and Europe. In 1997, his responsibilities were expanded to include all European plants. In 1998, Mr. Woodgrift assumed responsibility for all CardioVascular manufacturing, logistics, facilities, environmental and health and safety functions. In 1999, he initiated the CardioVascular Group's first operations in the Dominican Republic. Mr. Woodgrift earned his Bachelor of Science degree in mechanical engineering from California Polytechnic State University, San Luis Obispo, a biomedical engineering certification from the University of California-Irvine, and an MBA from Pepperdine University.

RELATED PARTY TRANSACTION

        On December 11, 2001, the Company loaned Mr. Mussallem $2,508,000 to purchase his principal residence in connection with his relocation to California. The loan is secured with a first deed of trust on that residence. The loan currently does not bear interest and has a five-year term. The loan will become due and payable before the expiration of the five-year term upon the occurrence of certain events, such as Mr. Mussallem's termination of employment, except that a termination after a change in control would not accelerate the repayment obligation. This secured promissory note with Mr. Mussallem was made in accordance with the terms of his employment agreement with the Company dated as of December 1, 2000. See "Employment Agreement with the Chief Executive Officer."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 17, 2004 by:

  •
  Each stockholder known by the Company to own beneficially more than 5% of the common stock;

  •
  Each of the named executive officers;

  •
  Each of the Company's directors; and

  •
  All of the Company's directors and executive officers as a group.

        The number of shares subject to options that each beneficial owner has the right to acquire on or before April 17, 2004 is listed separately under the column "Number of Shares Underlying Options." These shares are not deemed exercisable for purposes of computing the beneficial ownership of any other person. Percent of beneficial ownership is based upon 59,938,357 shares of the Company's common stock outstanding as of March 19, 2004. The address for those individuals for which an address is not otherwise provided is c/o Edwards Lifesciences Corporation, One Edwards Way, Irvine, California 92614. Unless otherwise indicated, the Company believes that the stockholders listed have sole voting and investment power with respect to all shares, subject to applicable community property laws.

Name and Address	Number of Outstanding Shares Beneficially Owned	Number of Shares Underlying Options	Total Shares Beneficially Owned	Percentage of Class
Principal Stockholders:
Wellington Management Company, LLP(1) 75 State Street Boston, MA 02109	8,113,173	—	8,113,173	13.54%
FMR Corp.(2) 82 Devonshire Street Boston, MA 02109	8,883,070	—	8,883,070	14.82%
Executive Officers and Directors
Michael A. Mussallem	69,636	840,833	910,469	1.52%
Andre-Michel Ballester	9,618	206,927	216,545	*
Anita B. Bessler	17,917	307,435	325,352	*
Stuart L. Foster	13,334	268,959	282,293	*
Corinne H. Lyle	5,784	21,482	27,266	*
Mike R. Bowlin	5,000	27,211	32,211	*
Robert A. Ingram	5,000	1,866	6,866	*
Vernon R. Loucks Jr.	16,596	24,722	41,318	*
Philip M. Neal	5,000	27,211	32,211	*
David E.I. Pyott	5,000	27,211	32,211	*
All Directors and Executive Officers as a Group (15 persons)	217,862	2,327,951	2,545,813	4.25%

*
Less than 1%

(1)
Based solely on information contained in the Schedule 13G/A filed with the SEC by Wellington Management Company, LLP, on its own behalf, on February 12, 2004. The Schedule 13G/A indicates Wellington Management Company, LLP does not have sole voting or investment power for any of the shares listed, and has shared voting power for 6,184,123 shares and shared investment power for 8,113,173 shares.

(2)
Based solely on information contained in the Schedule 13G/A filed with the SEC by FMR Corp., on its own behalf, on February 17, 2004. The Schedule 13G/A indicates FMR Corp. has sole voting or investment power for 1,420,470 shares and sole investment power for 8,883,070 shares.

PERFORMANCE GRAPH

        The following chart shows a comparison of the total cumulative return based upon a $100 investment from April 3, 2000 (the date on which the common stock began regular trading on the NYSE) through December 31, 2003, of the Company's common stock, the Standard & Poor's 500 Composite Index and the Morgan Stanley Healthcare Products Index. Data for the Standard & Poor's 500 Composite Index and the Morgan Stanley Healthcare Products Index assume reinvestment of dividends. The Company has never paid dividends on its common stock and has no current plans to do so. Historical results are not necessarily indicative of future performance.

COMPARISON OF CUMULATIVE TOTAL RETURN

Section 16(a) Beneficial Ownership Reporting Compliance

        The Company believes that all reports that were required to be filed by the Company's executive officers, directors and beneficial owners of more than 10% of its common stock under Section 16 of the Securities and Exchange Act of 1934 during 2003 were filed on a timely basis.

Annual Report on Form 10-K

        The Company will furnish without charge to each person whose proxy is solicited upon the written request of such person a copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the SEC, including the financial statements and financial statement schedules (upon request, exhibits thereto will be furnished subject to payment of a specified fee). Requests for copies of such report should be directed to the Corporate Secretary, One Edwards Way, Irvine, California 92614.

OTHER BUSINESS

        It is not anticipated that any matter will be considered by the stockholders other than those set forth above, but if other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote in accordance with their best judgment.

By order of the Board of Directors,

Bruce P. Garren Corporate Vice President, General Counsel and Secretary

ALL STOCKHOLDERS ARE URGED TO SUBMIT
THEIR PROXIES PROMPTLY

APPENDIX A

CHARTER OF THE AUDIT AND PUBLIC POLICY COMMITTEE
OF THE BOARD OF DIRECTORS
OF EDWARDS LIFESCIENCES CORPORATION
(AMENDED AND RESTATED AS OF FEBRUARY 19, 2004)

Statement of Purpose

        The primary purpose of the Audit and Public Policy Committee (the "Committee") of the Board of Directors (the "Board") of Edwards Lifesciences Corporation (the "Corporation") is to assist the Board in fulfilling its oversight responsibilities. The Committee will assist Board oversight of the

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  integrity of the Corporation's financial statements;

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  Corporation's compliance with legal and regulatory requirements;

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  independent auditor's qualifications and independence; and

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  performance of the Corporation's internal audit function and independent auditors.

        The Committee also will prepare the report that the Securities and Exchange Commission's rules require be included in the Corporation's annual proxy statement. In performing its duties, the Committee will maintain effective working relationships with and open communication between the Board, management and the internal and independent auditors.

Organization and Meetings

        The Committee, a standing committee of the Board, will be composed of three or more directors, each of whom

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  is an "independent director" under the rules of the New York Stock Exchange and otherwise satisfies the requirements under such rules for membership on the Committee;

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  satisfies all other requirements for audit committee service imposed by applicable laws, rules or regulations; and

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  does not serve on more than two other public company audit committees.

        All members of the Committee will be financially literate, or will become financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the Committee will have accounting or related financial management expertise, in each case as the Board interprets such qualifications in its business judgment and in accordance with applicable laws, rules or regulations. Members of the Committee, including its Chairperson, shall be elected by the Board acting on the recommendation of the Compensation and Governance Committee at the annual organizational meeting of the Board and shall serve until their successors have been duly elected and qualified or until their earlier resignation or removal by the Board.

        The Committee will have regularly scheduled meetings as circumstances require. The Committee will keep minutes of its meetings and will regularly report to the Board, both with respect to the activities of the Committee generally and with respect to any issues that arise regarding the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the qualifications, performance and independence of the independent auditor and the performance of the internal audit function.

Key Responsibilities

        The Committee's job is one of oversight and it recognizes that the Corporation's management is responsible for preparing the Corporation's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff as well as the outside auditors, have more time, knowledge and more detailed information on the Corporation than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the outside or internal auditor's work.

        The following functions shall be the common recurring activities of the Committee in carrying out its oversight function.

Internal Control

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  Review with management the Corporation's policies and procedures related to the duties and responsibilities of the Committee and recommend to the Board any changes considered appropriate.

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  Review the adequacy and effectiveness of the Corporation's financial and accounting controls with management, the independent auditor and the internal auditor, as appropriate, receiving recommendations for the improvement of such controls and reviewing whether any such previously approved recommendations have been implemented.

External Control

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  Appoint, retain, terminate, determine compensation for and oversee the independent auditor to audit the Corporation's consolidated financial statements and perform other audit, review and attest services. The independent auditor shall report directly to the Committee, and the Committee will be authorized to resolve disputes between management and the independent auditor regarding the audit.

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  Review and pre-approve all audit and non-audit services to be provided to the Corporation by the independent auditor in accordance with applicable laws, rules and regulations, subject to any exceptions for pre-approval for de minimus non-audit services provided in applicable laws, rules and regulations. The Committee may delegate authority to grant such pre-approvals to one or more members of the Committee; provided the full Committee is informed of the grant of any such pre-approval at its regularly scheduled meetings.

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  Meet with the independent auditor and management to review the proposed audit scope and procedures to be utilized. Regularly review with the independent auditor any audit problems or difficulties and management's response including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. The review should also include discussion of the responsibilities, budget and staffing of the internal audit function.

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  Obtain and review, at least annually, a report from the independent auditor describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Corporation. Discuss with the independent auditor any issues or relationships disclosed in such report that in the judgment of the Committee may have an impact on the qualifications, performance or independence of the independent auditor. After such review and discussion, the Committee will evaluate the independent auditor's qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditor, and make a determination reported to the Board of whether, in order to assure continuing auditor independence, there should be regular rotation of the independent auditor's firm.

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  Obtain and review prior to the completion of the independent auditor's audit of the Corporation's year-end financial statements, a report from the independent auditor, describing (a) all critical accounting policies and practices to be used in the such audit, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. Review any reports on such topics or similar topics prepared by management. Discuss with the independent auditor any material issues raised in such report.

Internal Audit

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  Review the qualifications and organizational structure of the internal audit function and concur in the appointment, replacement, reassignment or dismissal of the individual responsible for the Corporation's internal audit function.

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  Review the proposed audit plan of the internal auditor, including the independence and authority of the internal auditor's reporting obligations, the adequacy of internal audit resources and the coordination and completeness of coverage between the internal and independent auditors.

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  Receive periodic summaries of findings from completed internal audits and, as appropriate, the status of major audits in process. Receive progress reports on the completion of the current year's internal audit plan, including explanations for any significant deviations from the plan.

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  Discuss policies with respect to risk assessment and risk management, it being understood that it is the job of management to assess and manage the Corporation's exposure to risk. The Committee's responsibility is to discuss guidelines and policies by which risk assessment and management is undertaken.

Financial Reporting

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  Review and discuss with management and the independent auditor the consolidated financial statements that will be contained in the Corporation's annual and quarterly reports, including the Corporation's disclosures under "Management Discussion and Analysis of Financial Condition and Results of Operations."

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  Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies, paying particular attention to any use of "proforma," or "adjusted" non-GAAP information, it being understood that such discussions may, in the discretion of the Committee, be done generally (i.e., by discussing the types of information to be disclosed and the type of presentation to be made) and that the Committee need not discuss in advance each earnings release or each instance in which the Corporation gives earnings guidance.

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  Discuss with the independent auditor the auditor's judgments about the quality and the acceptability of accounting principles used to prepare the Corporation's consolidated financial statements. Review the impact on the annual financial statements of any significant accounting and reporting issues, including recent professional and regulatory pronouncements and any newly adopted or proposed changes in accounting principles that would significantly affect the Corporation or its consolidated financial statements.

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  Review the Corporation's financial reporting processes, based on consultation with management, the independent auditor and internal auditor. Such review shall include consideration of major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of identified deficiencies.

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  Review annually the effect of off-balance sheet structures, if any, on the Corporation's financial statements.

Ethical and Legal Compliance

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  Review the effectiveness of the system for monitoring compliance with laws and regulations, including receiving reports from the General Counsel on the results of management's review of compliance with the Corporation's policies and any investigations by management related to significant fraudulent acts or irregularities.

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  Periodically review with the General Counsel the Corporation's preventive law program and activities, as well as any legal and regulatory matters that may have a material impact on the Corporation.

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  Evaluate whether management is setting the appropriate "tone at the top" by communicating the importance of the Corporation's ethical and business practices standards, including the importance of internal accounting controls.

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  Assist the Board in establishing and monitoring compliance with the ethical business practice standards of the Corporation. The Committee will also review the policies of the Corporation to assure that they are consistent with its social responsibility to employees, customers and society, including policies relating to health and safety and ethics and business practices.

Other Responsibilities

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  Periodically meet separately with management, the internal auditor (or other personnel responsible for the internal audit function) and the independent auditor.

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  Review with the General Counsel any legal matters that could have a significant impact on the Corporation's financial statements.

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  As determined to be appropriate by the Committee in its sole discretion, obtain advice and assistance at the Corporation's expense from outside legal, accounting or other advisors.

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  If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist in such investigations as needed.

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  Review the policies and procedures in effect for considering officers' expenses and perquisites.

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  Review and discuss the adequacy of the Audit and Public Policy Committee Charter on an annual basis, or more frequently upon changes to the membership of the Committee or as otherwise needed.

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  Set clear hiring policies for employees or former employees of the independent auditor.

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  Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation or its affiliates of concerns regarding questionable accounting or auditing matters.

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  Undertake an annual performance evaluation of the Committee.

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  Perform such other oversight functions as assigned by law, the Corporation's certificate of incorporation, the bylaws and the Board.

APPENDIX B

MEMBERSHIP CRITERIA FOR DIRECTORS

        It is the desire of Edwards Lifesciences Corporation to select individuals for nomination to the Board of Directors, who, if elected, will best serve the interests of the Corporation and its stockholders. To accomplish this goal, each candidate nominee should:

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  Possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility.

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  Have a genuine interest in the Corporation and a recognition that, as a member of the Board, each director is accountable to the stockholders of the Corporation.

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  Have a background that demonstrates an understanding of business and financial affairs and the complexities of a large, multifaceted, global business, governmental or educational organization.

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  Be or have been in a senior position in a complex organization such as a corporation, university or major unit of government.

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  Have no conflict of interest or legal impediment that would interfere with the duty of loyalty owed to the Corporation and its stockholders.

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  Have the ability and be willing to spend the time required to function effectively as a director.

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  Be compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with the Corporation as a director.

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  Have independent opinions and be willing to state them in a constructive manner.

        Directors shall be selected on the basis of talent and experience. The Corporation seeks a Board with diversity of background among its members, including diversity of experience, gender, race, ethnic or national origin, and age.

B-1

APPENDIX C

EDWARDS LIFESCIENCES CORPORATION

CORPORATE GOVERNANCE GUIDELINES

II.	Executive Compensation		C-4
	A.	Compensation and Governance Committee Role	C-4
	B.	Philosophy	C-4
III.	Fiduciary Oversight		C-4
	A.	Philosophy	C-4
	B.	Duty of Loyalty and Care	C-4
	C.	Access to Management	C-4
	D.	Audit and Public Policy Committee Role	C-4
IV.	Strategic Planning and Talent Management		C-5
	A.	Review of Strategic Plans	C-5
	B.	Company Organization Structure	C-5
	C.	Talent Management Reviews	C-5
V.	Board Elections: One Share-One Vote		C-5

EDWARDS LIFESCIENCES CORPORATION
CORPORATE GOVERNANCE GUIDELINES

        The Board of Directors of Edwards Lifesciences Corporation recognizes the importance of good corporate governance as a means of addressing the needs of the Company's stockholders, employees, customers, suppliers and community. These guidelines are intended to serve as flexible principles and to be interpreted in the context of all applicable laws and the Company's Certificate of Incorporation, Bylaws, and other governing legal documents, all of which necessarily take precedence. The Board of Directors recognizes that corporate governance is a developing and dynamic area warranting periodic review. Accordingly, the following guidelines are subject to review and change from time to time by the Board of Directors.

        These guidelines were amended most recently as of February 19, 2004.

I.    Board of Directors

          A.    Size and Composition

            1.     Size. The Company's Certificate of Incorporation provides that the number of directors shall be fixed from time to time by the Board of Directors. On March 7, 2000, the Board of Directors resolved that its size shall not be less than five nor more than eleven members.

            2.     Independent Directors. The Board of Directors shall be composed of a substantial majority of independent directors. For purposes of these guidelines, "independent director" shall mean a director who satisfies the definition if an "independent director" under the applicable rules of the New York Stock Exchange.

            3.     Chairman of the Board/Chief Executive Officer. The Board of Directors believes that as a general policy the positions of Chairman of the Board and Chief Executive Officer may be held by the same person. The Board recognizes, however, that under certain circumstances, such as in a period of transition, it may be necessary and in the Company's best interests to have these positions held by separate persons.

          B.    Selection and Qualifications

            1.     Selection and Invitations. The Board of Directors shall be responsible for selecting its own members. All applications, recommendations or proposed nominations for Board membership received by the Company shall be referred to the Compensation and Governance Committee. Nominations made other than by or at the direction of the Board of Directors shall be made pursuant to the regulations set forth in the Company's Bylaws. Invitations to join the Board should be extended by the Chairman of the Board and the Chief Executive Officer, or a designated representative.

            2.     Criteria and Recommendations. As provided in its charter, the Compensation and Governance Committee shall be responsible for developing general criteria for use in selecting potential new Board members and for assisting the Board in identifying and attracting qualified candidates for election to the Board. The Compensation and Governance Committee also shall be responsible for recommending to the Board of Directors the nominees for director to be elected at the annual meetings of stockholders. The current Board membership criteria are attached as an exhibit to the charter of the Compensation and Governance Committee.

            3.     Annual Determination of Director Independence. The Compensation and Governance Committee shall be responsible for annually reviewing and reporting to the Board on the affiliations of each outside director. After receiving the Compensation and Governance

    Committee's report, the Board shall annually review the affiliations of each outside director to determine if he or she has any material relationship with the Company or is otherwise independent under the rules of the New York Stock Exchange. The Board's determination shall be disclosed in the Company's annual proxy statement.

            4.     Compensation Recommendations. As provided in its charter, the Compensation and Governance Committee shall be responsible for recommending to the Board of Directors the compensation paid to directors for their Board service. Director compensation should be competitive. In accordance with the Bylaws, such compensation may take the form of cash, stock options or other compensation.

            5.     Stock Ownership. Each director shall be encouraged to maintain ownership of the Company's common stock. In furtherance of this objective, the Board adopted resolutions on July 13, 2000, which, as amended, state that each nonemployee director is encouraged to own a minimum of 20,000 shares of the Company's common stock within five (5) years of the individual first becoming a director. For this purpose, the number of shares of the Company's common stock owned by a non-employee director is the sum of common shares owned outright (including restricted stock), plus 25% of vested, in-the-money stock options.

            6.     Retirement Age/Term Limits. In accordance with Article II, Section 1 of the Company's Bylaws, no person shall be eligible for election or appointment as a director if at the time of the election or appointment he or she is age 70 or older.

            The Board does not at present believe it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they could result in the loss of the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

            7.     Changed Circumstances. If a director discontinues or changes the employment affiliation held at the time of election as a director, becomes involved in a current or potential conflict of interest, becomes unable to spend the required time or becomes disabled, that director shall submit a letter of resignation for consideration by the Board. The Compensation and Governance Committee shall recommend to the Board what action, if any, to be taken with respect to the resignation.

          C.    Operation and Performance Evaluations

            1.     Agenda. The Chairman of the Board shall establish the agenda for each Board meeting. Each Board member and members of senior management may suggest the inclusion of item(s) on the agenda.

            2.     Board Materials Distributed in Advance. As a general rule, presentations on specific subjects should be sent to the Board members sufficiently in advance to allow time for review. Directors are expected to review such materials prior to the applicable meeting so that Board meeting time may be conserved and discussion time focused on questions that the Board may have about the materials. On those occasions in which the subject matter is highly sensitive, the individual directors should be notified by telephone in advance of the meeting of the general subject matter and that the topic will be discussed at the meeting.

            3.     Attendance at Meetings. While it is understood that practical considerations may limit a director from attending each Board meeting and each meeting for those committees on which he or she serves, it is expected that each director will endeavor to attend substantially all of such meetings and to attend in person whenever possible.

            4.     Executive Sessions. The Board of Directors shall regularly schedule executive sessions at which the non-management directors meet without Company management or employee directors. In the event that the non-management directors include directors who are not independent, the independent directors shall meet in executive session at least once a year. The non-management directors shall, as appropriate, meet with and provide to the Chairman of the Board and Chief Executive Officer comments generated from the executive sessions.

            5.     Presiding Director. The independent directors shall annually select an independent director to preside at executive sessions of the Board. It is the sense of the Board that consideration should be given to rotating presiding directors periodically. The name of the presiding director and the method for interested parties to communicate their concerns directly with the presiding director shall be disclosed in the Company's annual proxy statement.

            6.     Chairman/CEO Performance Evaluations. At least annually, the Compensation and Governance Committee shall evaluate the performance of the Chairman and Chief Executive Officer. The performance evaluation of the Chairman and Chief Executive Officer should be communicated to him by the Chairman of the Compensation and Governance Committee.

            7.     Periodic Assessment of Board Performance. The Board shall periodically, but at least once per year, review its own structure, governance principles, composition, agenda, processes and schedule to consider whether it is functioning well in view of its responsibilities and the evolving situation of the Company.

            In furtherance of this objective, the Compensation and Governance Committee shall develop and implement an annual procedure for evaluating Board performance. Such evaluation shall include the solicitation of each director's individual views on Board performance, conducted in such a way as to maximize the likelihood of obtaining candid assessments. The results of such evaluation shall be collected by the Company Secretary and summarized for the full Board.

            The purpose of such an evaluation is to assess the Board's functioning as a whole, not to focus on the performance of individual Board members. As a result of this evaluation process, the Board should gain insight into specific areas where it is functioning effectively and where improvement is desirable.

            8.     Director Orientation and Continuing Education. Each new director shall be provided with materials on the Company, meet with key management and visit one or more Company facilities to assist the new director in becoming familiar with the Company's business and organization. Directors are encouraged to attend director continuing education programs, including those that the Company may from time to time suggest, arrange or present. The Company will reimburse directors for the fees and expenses that they may incur in connection with such attendance.

          D.    Board Committees

            1.     Committees/Independence. The Board of Directors has two standing committees consisting of an Audit and Public Policy Committee and a Compensation and Governance Committee. The Audit and Public Policy Committee and the Compensation and Governance Committee shall each consist solely of directors who satisfy the definition of "independent director" under the rules of the New York Stock Exchange, and shall otherwise satisfy all other requirements under such rules for membership on the particular committee. From time to time, the Board may determine that it is appropriate to form a new committee or a special committee or to restructure and/or combine its standing committees.

            2.     Agenda and Minutes. The chairperson of each committee, in consultation with the members of the committee and the Company Secretary, shall set the agenda, frequency and length for each meeting. Each committee shall keep minutes of its proceedings and report its proceedings at the next meeting of the Board of Directors.

            3.     Review of Membership. The Compensation and Governance Committee shall be responsible for reviewing annually the committee membership and recommending to the Board of Directors changes in number, authority and duties of the Board committees as well as changes in the chairperson or members of the committees. It is the sense of the Board that committee chairpersons generally should serve three (3)-year terms and consideration should be given to rotating committee members periodically.

            4.     Access to Independent Advisors. The Board of Directors and each of its committees may hire independent advisors, including consultants and experts, as the Board of Directors or any committee deems necessary, to assist it in evaluating proposals, transactions and information supplied by management. The Audit and Public Policy Committee shall have the sole authority to retain and terminate the Company's independent auditor. In addition, the Compensation and Governance Committee shall have the sole authority to retain and terminate the consulting firm that assists in the evaluation of director or executive officer compensation and any search firm used to identify director candidates. Each committee shall communicate to the full Board its intent to hire an independent advisor; however, prior Board approval is not required.

II.    Executive Compensation

          A.    Compensation and Governance Committee Role. The Compensation and Governance Committee shall annually review and approve corporate goals and objectives relevant to the Chief Executive Officer's compensation, evaluate the Chief Executive Officer's performance in light of those goals and objectives and establish the individual elements of the Chief Executive Officer's total compensation based on the annual evaluation. In addition, the Compensation and Governance Committee shall determine compensation for the Company's other executive officers and advise the Board of Directors and the Chairman and Chief Executive Officer on other compensation and employee benefit matters consistent with the Committee's charter.

          B.    Philosophy. The Compensation and Governance Committee's philosophy pertaining to executive compensation shall be described in its report set forth each year in the Company's annual proxy statement.

III.    Fiduciary Oversight

          A.    Philosophy. The Board of Directors shall support a corporate environment of internal controls, fiscal accountability, ethical standards and compliance with applicable governance policies, laws and regulations.

          B.    Duty of Loyalty and Care. Under Delaware law, each director owes duties of loyalty and care to the Company and is expected to act in the best interests of the Company's stockholders as a whole.

          C.    Access to Management. The Board of Directors shall have complete access to the Company's management. It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operations of the Company and that such contact, if in writing, is copied to the Chief Executive Officer.

          D.    Audit and Public Policy Committee Role. The Audit and Public Policy Committee's functions and responsibilities are set forth in its charter.

IV.    Strategic Planning and Talent Management

          A.    Review of Strategic Plans. At least annually, the Board of Directors shall review the strategic plan for each of the Company's major businesses.

          B.    Company Organization Structure. Management shall be responsible for informing the Board of Directors on major organization matters and issues relating to the Company's organization structure.

          C.    Talent Management Reviews. The Chief Executive Officer shall regularly review key executive talent development, including succession planning for the Chief Executive Officer and other senior executives, with the Board of Directors.

V.    Board Elections: One Share-One Vote.

        In accordance with Article I, Section 3 of the Bylaws, each stockholder eligible to vote on a matter submitted to a stockholder vote shall be entitled to one vote, in person or by proxy, for each share of common stock entitled to vote held by such stockholder.

APPENDIX D

NONEMPLOYEE DIRECTORS AND CONSULTANTS
STOCK INCENTIVE PROGRAM
(AS AMENDED AND RESTATED ON FEBRUARY 19, 2004)

EDWARDS LIFESCIENCES CORPORATION
NONEMPLOYEE DIRECTORS AND CONSULTANTS
STOCK INCENTIVE PROGRAM
(AS AMENDED AND RESTATED AS OF FEBRUARY 19, 2004)

Article
1.     Establishment, Objectives and Duration

1.1.
Establishment of the Program.    Edwards Lifesciences Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby amends and restates the incentive compensation plan established April 1, 2000 and known as the "Edwards Lifesciences Corporation Nonemployee Directors and Consultants Stock Incentive Program" (hereinafter, as amended and restated, referred to as the "Program"), as set forth in this document, effective as of February 19, 2004. The Program was previously amended and restated in March 2002, November 2002 and May 2003. The Program permits the grant of Nonqualified Stock Options, Stock Issuances, Restricted Stock, Restricted Stock Units and Stock Appreciation Rights.

The Program became effective as of April 1, 2000 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

1.2.
Objectives of the Program.    The objectives of the Program are to optimize the profitability and growth of the Company through long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders. The Program is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

1.3.
Duration of the Program.    The Program shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board to amend or terminate the Program at any time pursuant to Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Program's provisions. However, in no event may an Award be granted under the Program on or after April 1, 2010.

Article
2.     Definitions

Whenever used in the Program, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1.
"Annual Retainer" means the fixed annual fee of a Nonemployee Director in effect on the first day of the year in which such Annual Retainer is payable for services to be rendered as a Nonemployee Director of the Company. The Annual Retainer does not include meeting or chairmanship fees.

2.2.
"Award" means, individually or collectively, a grant under this Program of Nonqualified Stock Options, Stock Issuances, Restricted Stock, Restricted Stock Units or Stock Appreciation Rights.

2.3.
"Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Program.

2.4.
"Board" or "Board of Directors" means the Board of Directors of the Company.

2.5.
"Change in Control" of the Company shall mean the occurrence of any one of the following events:

    (a)
    Any "Person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and any trustee or other fiduciary holding securities under an employee benefit plan of the Company or such proportionately owned corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or

    (b)
    During any period of not more than twenty-four (24) months, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2.5(a), 2.5(c), or 2.5(d) of this Section 2.5) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

    (c)
    The consummation of a merger or consolidation of the Company with any other entity, other than: (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

    (d)
    The Company's stockholders approve a plan of complete liquidation or dissolution of the Company, or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect.

2.6.
"Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.7.
"Committee" means the Compensation and Governance Committee (formerly known as the Compensation and Planning Committee) and any successor thereto or any other committee appointed by the Board to administer Awards to Participants, as specified in Article 3 herein.

2.8.
"Company" means Edwards Lifesciences Corporation, a Delaware corporation, and any successor thereto as provided in Article 19 herein.

2.9.
"Consultant" means an individual who is providing or has provided services to the Company or any Subsidiary of the Company but who is not an Employee or a member of the Board, and who does not participate in the Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program.

2.10.
"Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Board.

2.11.
"Effective Date" shall have the meaning ascribed to such term in Section 1.1 hereof.

2.12.
"Employee" means an employee of the Company or of a Subsidiary of the Company.

2.13.
"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.14.
"Fair Market Value" means, at any date, the closing sale price on the principal securities exchange on which the Shares are traded on the last previous day on which a sale was reported.

2.15.
"Insider" shall mean an individual who is, on the relevant date, an officer, director or beneficial owner of more than ten percent (10%) of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.16.
"Nonemployee Director" means a member of the Company's Board who is not an Employee of the Company.

2.17.
"Nonqualified Stock Option" or "Option" means an option to purchase Shares granted under Article 6 or Article 11 herein and which is not intended to meet the requirements of Code Section 422.

2.18.
"Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.19.
"Participant" means a Nonemployee Director or Consultant who has been selected to receive an Award or who has outstanding an Award granted under the Program.

2.20.
"Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

2.21.
"Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

2.22.
"Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 9 herein.

2.23.
"Shares" means the shares of common stock of the Company.

2.24.
"Stock Appreciation Right" means an Award granted to a Participant pursuant to Article 10 herein.

2.25.
"Stock Issuance" means an Award granted to a Participant pursuant to Article 7 herein.

2.26.
"Subsidiary" means any business, whether or not incorporated, in which the Company beneficially owns, directly or indirectly through another entity or entities, securities or interests representing more than fifty percent (50%) of the combined voting power of the voting securities or voting interests of such business.

Article
3.     Administration

3.1.
General.    The Program shall be administered by the Compensation and Governance Committee of the Board, or by any other Committee appointed by the Board. Any Committee administering the Program shall be comprised entirely of directors. The members of the Committee shall be appointed from time to time by and shall serve at the sole discretion of the Board. Members of the Committee may participate in the Program.

  The Committee shall have the authority to delegate administrative duties to officers, Employees, or directors of the Company; provided that the Committee shall not be able to delegate its authority with respect to granting Awards to Insiders.

3.2.
Authority of the Committee.    Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions of the Program, the Committee shall have the authority to: (a) interpret the provisions of the Program, and prescribe, amend, and rescind rules and procedures relating to the Program; (b) grant Awards under the Program, in such forms and amounts and subject to such terms and conditions as it deems appropriate, including, without limitation, Awards which are made in combination with or in tandem with other Awards (whether or not contemporaneously granted) or compensation or in lieu of current or deferred compensation; (c) subject to Article 16, modify the terms of, cancel and reissue, or repurchase outstanding Awards; (d) prescribe the form of agreement, certificate or other instrument evidencing any Award under the Program; (e) correct any defect or omission and reconcile any inconsistency in the Program or in any Award hereunder; (f) design Awards to satisfy requirements to make such Awards tax-advantaged to Participants in any jurisdiction or for any other reason that the Company desires; and (g) make all other determinations and take all other actions as it deems necessary or desirable for the administration of the Program; provided, however, that except for adjustments made pursuant to Section 5.4, no outstanding Option will be amended or cancelled in connection with any program that is considered a repricing of the Option under the rules of the principal securities exchange on which the Shares are traded without stockholder approval. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons. The Committee shall comply with all applicable laws in administering the Plan. As permitted by law (and subject to Section 3.1 herein), the Committee may delegate its authority as identified herein.

3.3.
Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Program and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, directors, Employees, Consultants, Participants, and their estates and beneficiaries.

Article
4.     Eligibility and Participation

4.1.
Eligibility.    Persons eligible to participate in this Program shall include all Nonemployee Directors and Consultants.

4.2.
Actual Participation.    Subject to the provisions of the Program, the Committee may, from time to time, select from all eligible Nonemployee Directors and Consultants those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article
5.     Shares Subject to the Program

5.1.
Number of Shares Available for Grants.    Subject to adjustment as provided in Section 5.4 herein, the number of Shares hereby reserved for delivery to Participants under the Program shall be six hundred thousand (600,000) Shares. Subject to the restrictions for Nonemployee Directors set forth in Article 11, the Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Program.

5.2.
Type of Shares.    Shares issued under the Program in connection with Options may be authorized and unissued Shares or issued Shares held as treasury Shares. Shares issued under the Program in connection with Restricted Stock shall be issued Shares held as treasury Shares; provided, however, that authorized and unissued Shares may be issued in connection with Restricted Stock to the extent that the Committee determines that past services of the Participant constitute adequate consideration for at least the par value thereof.

5.3.
Reuse of Shares.

    (a)
    General.    In the event of the exercise or termination (by reason of forfeiture, expiration, cancellation, surrender or otherwise) of any Award under the Program, that number of Shares that was subject to the Award but not delivered shall again be available as Awards under the Program. In addition, the following Shares shall be available for reissuance under the Program: (i) Shares which are withheld from any Award or payment under the Program to satisfy tax withholding obligations; (ii) Shares which are surrendered to fulfill tax obligations incurred under the Program; and (iii) Shares which are surrendered in payment of the purchase price of an Award.

    (b)
    Restricted Stock.    In the event that Shares are delivered under the Program as Restricted Stock and are thereafter forfeited or reacquired by the Company pursuant to rights reserved upon the grant thereof, such forfeited or reacquired Shares shall again be available as Awards under the Program.

5.4.
Adjustments in Authorized Shares.    In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 5.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Program and in the number and/or class of Shares subject to Awards to be granted to Nonemployee Directors under Article 11, as shall be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number. In a stock-for-stock acquisition of the Company, the Committee may, in its sole discretion, substitute securities of another issuer for any Shares subject to outstanding Awards.

Article
6.     Stock Options

6.1.
Grant of Options.

    (a)
    Subject to the terms and provisions of the Program, Options may be granted in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

    (b)
    If all or any portion of the exercise price or taxes incurred in connection with the exercise are paid by delivery (or, in the case of payment of taxes, by withholding of Shares) of other Shares of the Company, a Participant's Options may provide for the grant of replacement Options. All Options under the Program shall be granted in the form of nonqualified stock options as no Option under the Program may be granted in the form of an incentive stock option as defined under the provisions of Code Section 422.

6.2.
Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine.

6.3.
Option Price.    The Option Price for each grant of an Option under this Program shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

6.4.
Duration of Options.    Each Option granted to a Participant shall expire at such time, not later than the tenth (10th) anniversary date of its grant, as the Committee shall determine; provided, however, that an Option may have such shorter or longer term as the Committee shall deem necessary to comply with applicable federal, state, local or, if applicable, foreign law, or, if the Committee so determines, to qualify for favorable tax treatment. Unless the Committee determines otherwise, the term of each Option granted to a Participant after May 14, 2003, shall expire on the seventh (7th) anniversary date of its grant, subject to such provisions for earlier expiration as the Committee may specify in accordance with Section 6.8 (relating to termination of directorship of service) or otherwise.

6.5.
Exercise of Options.    Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6.
Payment.    Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise (or such other form of notice as the Company may specify) to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares (or a satisfactory "cashless exercise" notice).

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares (by either actual delivery or attestation) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months, or such shorter or longer period, if any, as is necessary to avoid variable accounting treatment); (c) by a cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions and such procedures and limitations as the Company may specify from time to time; (d) by any other means which the Board determines to be consistent with the Program's purpose and applicable law; or (e) by a combination of two or more of (a) through (d).

Subject to any governing rules or regulations, including cashless exercise procedures, as soon as practicable after receipt of a notification of exercise and full payment (or a satisfactory "cashless exercise" notice), the Company shall cause to be issued and delivered to the Participant, in certificate form or otherwise, evidence of the Shares purchased under the Option(s).

6.7.
Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8.
Termination of Directorship or Service.    Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's service to the Company as a Nonemployee Director or Consultant. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9.
Nontransferability of Options.    Except as otherwise provided in a Participant's Award Agreement, no Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all Options granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

6.10.
Substitution of Cash.    Unless otherwise provided in a Participant's Award Agreement, and notwithstanding any provision in the Program to the contrary (including but not limited to Section 16.3), in the event of a Change in Control in which the Company's stockholders holding Shares receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, the Committee shall have the authority to require that any outstanding Option be surrendered to the Company by a Participant for cancellation by the Company, with the Participant receiving in exchange a cash payment from the Company within ten (10) days of the Change in Control. Such cash payment shall be equal to the number of Shares under Option, multiplied by the excess, if any, of the greater of (i) the highest per Share price offered to stockholders in any transaction whereby the Change in Control takes place, or (ii) the Fair Market Value of a Share on the date the Change in Control occurs, over the Option Price.

Article
7.     Stock Issuances

7.1.
Stock Issuance Awards.    Subject to the terms and provisions of the Program, the Committee may issue Shares as fully vested shares ("Stock Issuances") in such number and upon such terms as shall be determined by the Committee.

7.2.
Consideration.    A Stock Issuance may be awarded in consideration for cash, past services rendered to the Company or an Affiliate or for such other consideration as determined by the Committee.

Article
8.     Restricted Stock

8.1.
Restricted Stock Awards.    Subject to the terms and provisions of the Program, the Committee may issue Shares subject to retention and transfer restrictions ("Restricted Stock") as shall be determined by the Committee.

8.2.
Restricted Stock Award Agreement.    Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

8.3.
Restriction on Transferability.    Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Program shall be available during his or her lifetime only to such Participant.

8.4.
Other Restrictions.    The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Program as it may deem advisable including, without limitation, any or all of the following:

    (a)
    A required period of service with the Company, as determined by the Committee, prior to the vesting of Shares of Restricted Stock.

      (b)
      A requirement that Participants forfeit (or in the case of Shares sold to a Participant, resell to the Company at his or her cost) all or a part of Shares of Restricted Stock in the event of termination of his or her service as a Nonemployee Director or Consultant during the Period of Restriction.

      (c)
      A prohibition against such Participants' dissemination of any secret or confidential information belonging to the Company, or the solicitation by Participants of the Company's Employees for employment by another entity.

Shares of Restricted Stock awarded pursuant to the Program shall be registered in the name of the Participant and if such Shares are certificated, in the sole discretion of the Committee, such certificate may be deposited in a bank designated by the Committee or with the Company. The Committee may require a stock power endorsed in blank with respect to Shares of Restricted Stock whether or not certificated.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Program shall become freely transferable (subject to any restrictions under applicable securities law) by the Participant after the last day of the applicable Period of Restriction.

8.5.
Voting Rights.    Unless the Committee determines otherwise, Participants holding Shares of Restricted Stock issued hereunder shall be entitled to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6.
Dividends and Other Distributions.    Unless the Committee determines otherwise, during the Period of Restriction, Participants holding Shares of Restricted Stock issued hereunder shall be entitled to regular cash dividends paid with respect to such Shares. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7.
Termination of Directorship or Service.    Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to vest in previously unvested Shares of Restricted Stock following termination of the Participant's service to the Company as a Nonemployee Director or Consultant. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Program, and may reflect distinctions based on the reasons for termination.

Article
9.     Restricted Stock Units

9.1.
Restricted Stock Units Awards.    Subject to the terms and conditions of the Program, the Committee may issue restricted stock units ("Restricted Stock Units") which entitle the Participant to receive the Shares underlying those units following the lapse of specified restrictions (whether based on the achievement of designated performance goals or the satisfaction of specified services or upon the expiration of a designated time period following the vesting of the units).

9.2.
Restricted Stock Units Award Agreement.    Each Restricted Stock Units award shall be evidenced by a Restricted Stock Units Award Agreement that shall specify the vesting restrictions, the number of Shares subject to the Restricted Stock Units award, and such other provisions as the Committee shall determine.

9.3.
Restrictions.    The Committee shall impose such other conditions and/or restrictions on the issuance of any Shares under the Restricted Stock Units granted pursuant to the Program as it may deem advisable including, without limitation, any or all of the following:

    (a)
    A required period of service with the Company, as determined by the Committee, prior to the issuance of Shares under the Restricted Stock Units award.

    (b)
    A requirement that the Restricted Stock Units award be forfeited in whole or in part in the event of termination of the Participant's services as a Nonemployee Director or Consultant during the vesting period.

    (c)
    A prohibition against such Participants' dissemination of any secret or confidential information belonging to the Company, or the solicitation by Participants of the Company's Employees for employment by another entity.

Except as otherwise provided in this Article 9, Shares subject to Restricted Stock Units under the Program shall be freely transferable (subject to any restrictions under applicable securities law) by the Participant after receipt of such shares.

9.4.
Stockholder Rights.    Participants holding Restricted Stock Units issued hereunder shall not have any rights with respect to Shares subject to the award until the award vests and the Shares are issued hereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom Shares, on outstanding Restricted Stock Units awards, subject to such terms and conditions as the Committee may deem appropriate.

9.5.
Termination of Directorship or Service.    Each Restricted Stock Units Award Agreement shall set forth the extent to which the Participant shall have the right to vest in previously unvested Shares subject to the Restricted Stock Units award following termination of the Participant's service to the Company as a Nonemployee Director or Consultant. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Stock Unit awards issued pursuant to the Program, and may reflect distinctions based on the reasons for termination.

Article 10.     Stock Appreciation Rights

10.1.
Stock Appreciation Rights Awards.    Subject to the terms and conditions of the Program, the Committee may issue a Stock Appreciation Rights award which shall entitle the Participant to receive upon exercise a payment in cash or Shares underlying the exercised award equal to the excess (if any) of (a) the Fair Market Value of the Shares on the date of exercise over (b) the aggregate base price in effect for such Shares. A Stock Appreciation Right shall become exercisable during such times and subject to such conditions as shall be determined by the Committee, in its sole discretion.

10.2.
Stock Appreciation Rights Agreement.    Each Stock Appreciation Rights award shall be evidenced by a Stock Appreciation Rights Award Agreement that shall specify the vesting restriction, the number of Shares subject to the award and such additional terms and conditions as the Committee shall determine.

10.3.
Base Price.    The base price for each grant of a Stock Appreciation Right under this Program shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the award is granted.

10.4.
Nontransferability of stock Appreciation Rights.    Except as otherwise provided in a Participant's Award Agreement, no Stock Appreciation Right granted under this Article 10 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all Stock Appreciation Rights granted to a Participant under this Article 10 shall be exercisable during his or her lifetime only by such Participant.

Article 11.     Awards to Nonemployee Directors

11.1.
Initial Awards.

    (a)
    Initial Award of Restricted Stock Units. Subject to the terms and provisions of the Program, each Nonemployee Director shall be granted Restricted Stock Units for five thousand (5,000) Shares effective as of the date of such Nonemployee Director's first election to the Board.

    (b)
    Each Initial Award shall vest in a series of two (2) successive equal annual installments upon the Participant's completion of each year of Board service over the two (2)-year period measured from the grant date (or such longer period as determined by the Committee). All additional terms of an Initial Award will be as set-forth in Section 8, herein, or as set forth in the specific Award Agreement governing such award. Each Initial Award shall become fully-vested in the event of the Participant's death or Disability.

11.2.
Annual Awards.

    (a)
    Annual Grants Prior to April 30, 2004. Subject to the discretion of the Committee and the terms and provisions of the Program, during the period beginning January 1, 2001 and ending prior to April 30, 2004, each Nonemployee Director shall receive annually an Option to purchase ten thousand (10,000) Shares, effective as of the day following each annual meeting of the Company's stockholders (but subject to any vesting provisions or other restrictions determined by the Committee).

    (b)
    Annual Awards On and After April 30, 2004. Subject to the discretion of the Committee and the terms and provisions of the Program, during the period beginning April 30, 2004 and ending April 1, 2010, each Nonemployee Director shall receive annually, effective as of the day following each annual meeting of the Company's stockholders an award as follows:

    (i)
    An Option for up to ten thousand (10,000) Shares, or

    (ii)
    A Restricted Stock Units award for up to four thousand (4,000) Shares, or

    (iii)
    A combination of an Option and Restricted Stock Units award, provided that in no event may the total value of the Option and Restricted Stock Units award subject to such combined award exceed two hundred thousand dollars ($200,000). The Committee shall have the sole discretion to determine the amount and type of award for each year within the foregoing limitations. For such purposes, the value of the Annual Award shall be calculated as follows: (A) the value of an Option Share shall be equal to the fair value of an option share as estimated on the date of grant under a valuation model approved by the Financial Accounting Standards Board ("FASB") for purposes of the Company's financial statements under FAS 123 (or any successor provision); and (B) the value of a Restricted Stock Unit shall be equal to the Fair Market Value of the Share on the award date.

      (c)
      Each Annual Award shall vest in a series of three (3) successive equal annual installments upon the Participant's completion of each year of Board service over the three (3)-year period measured from the award date (or such longer period as determined by the Committee). Each Annual Award shall become fully vested in the event of the Participant's death or Disability.

      (d)
      All additional terms of an Annual Award will be as set-forth in Articles 6 and 9 herein, or as set forth in the specific Award Agreement governing such award.

11.3.
Annual Retainer Election.

    (a)
    Subject to the terms and provisions of the Program and any other restrictions set out by the Committee in its sole discretion, the Committee may permit each Nonemployee Director to elect to receive all or a portion of his or her Annual Retainer in the form of Options or Stock Issuances to be issued as of the first day on which such Annual Retainer is otherwise due and payable (the "Conversion Date") and using the Fair Market Value of a Share as of the Conversion Date as the Option Price of the Options.

    (b)
    If conversion elections are permitted by the Committee, each irrevocable election shall be made in accordance with such rules as the Committee may determine in its sole discretion. Except as may otherwise be determined by the Committee, in the event of a Participant's election to receive an Option in lieu of his Annual Retainer, the number of shares subject to the Option shall be determined by dividing that portion of the Annual Retainer to be paid in the form of the Option by the Fair Market Value of a Share on the Conversion Date and multiplying the quotient by four (4). In the event of a Participant's election to receive Shares in lieu of an Annual Retainer, the number of such Shares shall be determined by dividing that portion of the Annual Retainer to be paid in the form of Shares by the Fair Market Value of a Share on the Conversion Date. In the event the preceding formula would result in a fractional Share being issued or subject to the Option, the portion of the converted Annual Retainer attributable to such fractional Share will be refunded to the Nonemployee Director in cash instead of being converted into such fractional Share.

    (c)
    Any portion of a Nonemployee Director's Annual Retainer for which an election has not been made pursuant to this Section 11.3, shall be paid in cash to such Nonemployee Director at such time or times as payments thereof are customarily made by the Company.

    (d)
    All additional terms of an Award received as a result of the election described herein will be as set-forth in Sections 6 and 7, herein, or as set forth in the specific Award Agreement governing such Award.

Article 12.     Beneficiary Designation

Each Participant under the Program may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Program is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Article 13.     Deferrals

The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, or Stock Appreciation Right or under a Restricted Stock Unit Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 14.     Rights of Nonemployee Directors and Consultants

14.1.
Directorship or Provision of Services.    Nothing in the Program or any Award Agreement shall interfere with or limit in any way the right of the Company to terminate at any time any Participant's service to the Company as a Nonemployee Director or as a Consultant, nor confer upon any Participant any right to continue in the service of the Company.

14.2.
Participation.    No Nonemployee Director or Consultant shall have the right to be selected to receive an Award under this Program, or, having been so selected, to be selected to receive a future Award.

Article 15.     Change in Control

Upon the occurrence of a Change in Control and notwithstanding the terms of any Award Agreement, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

    (a)
    Any and all Options granted hereunder shall become immediately exercisable, and if granted before November 13, 2002 shall remain exercisable throughout their entire term; and any Option granted on or after November 13, 2002 shall terminate upon the earlier of (i) the third anniversary of the Participant's date of termination of service or (ii) expiration of the Option term.

    (b)
    Any restriction periods and restrictions imposed on Awards shall lapse.

Article 16.     Amendment, Modification and Termination

16.1.
Amendment, Modification and Termination.    Subject to the terms of the Program including Sections 16.2 and 16.3, the Board may at any time and from time to time, alter, amend, suspend or terminate the Program in whole or in part, provided, however, that certain amendments may, as determined by the Board in its sole discretion, require stockholder approval pursuant to the rules of the principal securities exchange on which the Shares are listed. The Committee may amend Awards previously granted under the Program.

16.2.
Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 5.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Program.

16.3.
Awards Previously Granted.    Notwithstanding any provision of the Program or of any Award Agreement to the contrary (but subject to Section 6.10), no termination, amendment, or modification of the Program or amendment of an Award previously granted under the Program shall adversely affect in any material way any Award previously granted under the Program, without the express consent of the Participant holding such Award.

Article 17.     Compliance with Applicable Law and Withholding

17.1.
General.    The granting of Awards and the issuance of Shares under the Program shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding anything to the contrary in the Program or any Award Agreement, the following shall apply:

    (a)
    The Company shall have no obligation to issue any Shares under the Program if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

    (b)
    Prior to the issuance of any Shares under the Program, the Company may require a written statement that the recipient is acquiring the Shares for investment and not for the purpose or with the intention of distributing the Shares and that the recipient will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

    (c)
    With respect to any Participant who is subject to Section 16(a) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to Award or payment under the Program or implement procedures for the administration of the Program which it deems necessary or desirable to comply with the requirements of Rule 16b-3 of the Exchange Act.

    (d)
    If, at any time, the Company, determines that the listing, registration, or qualification (or any updating of any such document) of any Award, or the Shares issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any Award, the issuance of Shares pursuant to any Award, or the removal of any restrictions imposed on Shares subject to an Award, such Award shall not be granted and the Shares shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

17.2.
Securities Law Compliance.    With respect to Insiders, transactions under this Program are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Program or action by the Committee or the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

17.3.
Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, domestic and foreign taxes, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Program.

17.4.
Share Withholding.    Awards payable in Shares may provide that with respect to withholding required upon any taxable event arising thereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares to satisfy their withholding tax obligations; provided that Participants may only elect to have Shares withheld having a Fair Market Value on the date the tax is to be determined equal to or less than the minimum withholding tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations, including prior Committee approval, that the Committee, in its sole discretion, deems appropriate.

Article 18.     Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Program and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 19.     Successors

All obligations of the Company under the Program with respect to Awards granted hereunder shall, to the extent legally permissible, be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20.     Legal Construction

20.1.
Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

20.2.
Severability.    In the event any provision of the Program shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Program, and the Program shall be construed and enforced as if the illegal or invalid provision had not been included.

20.3.
Governing Law.    To the extent not preempted by federal law, the Program, and all Award or other agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Delaware without giving effect to principles of conflicts of laws.

 Edwards
Edwards Lifesciences Corporation
Annual Meeting of Stockholders
Wednesday, May 12, 2004 at 10:00 a.m. PDT
One Edwards Way
Irvine, California 92614
(949) 250-2500
www.edwards.com
 Telephone vote at 1-877-779-8683 or
Internet vote at www.eproxyvote.com/ew

DETACH HERE

PROXY EDWARDS LIFESCIENCES CORPORATION Proxy for Annual Meeting on May 12, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P R O X Y
        The undersigned hereby appoints Mike R. Bowlin, Philip M. Neal and David E.I. Pyott proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the others, to represent and to vote all shares of stock of Edwards Lifesciences Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Edwards Lifesciences Corporation to be held at the corporate headquarters of Edwards Lifesciences Corporation, One Edwards Way, Irvine, California 92614, on Wednesday, May 12, 2004, at 10:00 a.m., Pacific Daylight Time, and any adjournments thereof, on the proposals described in the Proxy Statement and all other matters properly coming before the meeting in accordance with the instructions on the reverse side. This proxy revokes all proxies previously given by the undersigned to vote at such meeting and any adjournment thereof.
This proxy will also serve to instruct the trustees of Edwards Lifesciences Corporation 401(k) Savings and Investment Plan and the Edwards Lifesciences Corporation of Puerto Rico Savings and Investment Plan to vote in accordance with the instructions on the reverse side all shares held for the undersigned in such plans. For shares in your Savings and Investment Plan account, voting instructions submitted over the Internet, by telephone or by mail must be received by the Trustee by 11:59 p.m., Eastern Daylight Time, on Sunday, May 9, 2004.

IMPORTANT — This Proxy Must Be Signed And Dated On The Reverse Side If Voting By Mail.

EDWARDS LIFESCIENCES CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8659
EDISON, NY 08818-8659

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/ew	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

ONLINE ANNUAL MEETING MATERIALS (www.econsent.com/ew)

Although you received these materials by regular mail this year, you can still vote your shares conveniently on-line or by telephone. Please see the above instructions. Additionally, you may choose to receive future Annual Meeting materials (annual report, notice of annual meeting, proxy statement, and proxy card) on-line. By choosing to become one of Edwards Lifesciences Corporation's future electronic recipients, you help support Edwards Lifesciences Corporation in its efforts to control printing and postage costs.

If you choose the option of electronic delivery and voting on-line, you will receive an email before all future annual and/or special meetings of shareholders, notifying you of the website containing the Proxy Statement and other materials to be carefully reviewed before casting your vote.

To find out more information, or to enroll to receive future proxy materials on-line, please go to www.econsent.com/ew.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

X	Please mark votes as in this example.	5475

The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting.
If no direction is made, the proxies will vote FOR both director nominees listed and FOR Proposals 2 and 3.

The Board of Directors recommends a vote FOR both nominees for election as directors and FOR Proposals 2 and 3.

	FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	NOMINEES		FOR	AGAINST	ABSTAIN
1. Election of Directors.	☐	☐	01. Robert A. Ingram 02. Vernon R. Loucks Jr.	2. Approval of the amendment and restatement of the Nonemployee Directors and Consultants Stock Incentive Program	☐	☐	☐
☐	To withhold authority to vote for any nominee, specify name above.			3. Ratification of Appointment of Independent Auditors	☐	☐	☐

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Only authorized officers should sign for corporations. PLEASE SIGN AND DATE HERE AND RETURN PROMPTLY ONLY IF YOU ARE VOTING BY MAIL.

Signature:	Date:	Signature:	Date:

QuickLinks

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
CLASS I DIRECTORS—TERM SCHEDULED TO EXPIRE IN 2007
CLASS II DIRECTORS—TERM SCHEDULED TO EXPIRE IN 2005
CLASS III DIRECTORS—TERM SCHEDULED TO EXPIRE IN 2006
PROPOSAL 2 AMENDMENT AND RESTATEMENT OF THE NONEMPLOYEE DIRECTORS AND CONSULTANTS STOCK INCENTIVE PROGRAM
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT AND PUBLIC POLICY COMMITTEE
FEES PAID TO PRINCIPAL ACCOUNTANTS
REPORT OF THE COMPENSATION AND GOVERNANCE COMMITTEE
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
RELATED PARTY TRANSACTION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PERFORMANCE GRAPH
OTHER BUSINESS
APPENDIX A CHARTER OF THE AUDIT AND PUBLIC POLICY COMMITTEE OF THE BOARD OF DIRECTORS OF EDWARDS LIFESCIENCES CORPORATION (AMENDED AND RESTATED AS OF FEBRUARY 19, 2004)
APPENDIX B MEMBERSHIP CRITERIA FOR DIRECTORS
Table of Contents
APPENDIX D NONEMPLOYEE DIRECTORS AND CONSULTANTS STOCK INCENTIVE PROGRAM (AS AMENDED AND RESTATED ON FEBRUARY 19, 2004)